UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

Midwest Holding Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Tuesday, June 11, 2019, at 10:00 a.m., Central Time

To the Shareholders of Midwest Holding Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Midwest Holding Inc., a Nebraska corporation (“Midwest”), will be held on Tuesday, June 11, 2019, at 10:00 a.m. Central Time for the following purposes:

1.	To elect five (5) Class C Directors to serve until the Annual Meeting of shareholders to be held in 2020, or until their successors are elected and qualified.
2.	To elect three (3) Voting Common Directors to serve until the Annual Meeting of shareholders to be held in 2020, or until their successors are elected and qualified.
3.	To elect one (1) additional Director to serve until the Annual Meeting of shareholders to be held in 2020, or until their successor is elected and qualified.
4.	To consider the adoption of the Midwest Holding Inc. 2019 Long Term Incentive Plan.
5.	To consider an advisory vote on the compensation of Midwest’s named executive officers.

Our Board of Directors has fixed the close of business on April 18, 2019 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Midwest’s Voting Common Stock may be voted on at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

Whether or not you plan to attend the Annual Meeting, you are urged to mark, date, and sign the enclosed proxy card and return it promptly so that your vote can be recorded. Alternatively, you may vote by telephone or on the internet. Instructions for voting by telephone or online are included on the enclosed proxy card.

Our Board of Directors recommends that you vote FOR (i) the election of the five Class C Director nominees named in this proxy statement to our Board of Directors; (ii) the election of the three Voting Common Director nominees named in this proxy statement to our Board of Directors; (iii) the election of the one additional Director nominee named in this proxy statement to our Board of Directors; (iv) adoption of the Midwest Holding Inc. 2019 Long-Term Incentive Plan; (v) the proposal to approve the Advisory Vote on Executive Compensation; and (vi) the authorization to adjourn the meeting, if necessary or advisable.

If you are present at the Annual Meeting and desire to do so, you may revoke your proxy and vote in person.

BY ORDER OF THE BOARD OF DIRECTORS

Mark A. Oliver
President

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS

We have elected to use the Security and Exchange Commission’s Notice and Access Model, which allows us to make the proxy materials available on the Internet, as the primary means of furnishing proxy materials to shareholders. On or before April 30, 2019, we will mail to all shareholders a Notice of Internet Availability of Proxy Materials, which contains instructions for accessing our proxy materials on the Internet and voting on the Internet or by telephone. The Notice of Internet Availability of Proxy Materials also contains instructions for requesting a printed set of proxy materials. The proxy statement, Annual Report on Form 10-K for the fiscal year ended December 31, 2018 are available at www.envisionreports.com/MDH. In accordance with SEC rules, we do not use “cookies” or other software that identifies visitors accessing these materials on this website. We encourage you to access and review all of the important information contained in the proxy materials before voting.

MIDWEST HOLDING INC.
2900 South 70th Street, Suite 400
Lincoln, Nebraska 68506
____________________________________

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 11, 2019
____________________________________

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies from the shareholders of Midwest Holding Inc., a Nebraska corporation, to be voted at the Annual Meeting of Shareholders of Midwest (the “Annual Meeting”) to be held at Hilton Garden Inn, 801 R Street, Lincoln, Nebraska 68508, on Tuesday, June 11, 2019, at 10:00 a.m. Central Time and any adjournment thereof. The terms “Midwest,” “Midwest Holding,” the “Company,” “we,” “us,” and “our” refer to Midwest Holding Inc. THE ENCLOSED PROXY IS SOLICITED BY MIDWEST’S BOARD OF DIRECTORS. If not otherwise specified, all proxies received pursuant to this solicitation will be voted “FOR” the nine nominees to Midwest’s Board of Directors and the proposals as specified in this Proxy Statement and, at the discretion of the proxy holder, upon such other matters as may properly come before the Annual Meeting or any adjournment thereof.

This Proxy Statement (including the Notice of Annual Meeting of Shareholders) is first being made available to shareholders beginning on or before April 30, 2019. Midwest’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, including financial statements (the “Annual Report”), was filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2019. This Proxy Statement and the Annual Report are collectively referred to herein as the “Meeting Materials.”

Notice and Access Model

We are making the Meeting Materials available to shareholders on the Internet under the SEC’s Notice and Access model. On or before April 30, 2019, we will mail to all shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) in lieu of mailing a full printed set of the Meeting Materials. Accordingly, our Meeting Materials are first being made available to our stockholders on the Internet at www.envisionreports.com/MDH, on or before April 30, 2019. The Notice includes instructions for accessing the Meeting Materials and voting by mail, telephone or on the Internet. You will also find instructions for requesting a full printed set of the Meeting Materials in the Notice.

We believe that the electronic method of delivery under the Notice and Access model will decrease postage and printing expenses, expedite delivery of Meeting Materials to you and reduce our environmental impact. We encourage you to take advantage of the availability of Meeting Materials on the Internet. If you received the Notice but would like to receive a full printed set of the Meeting Materials in the mail, you may follow the instructions in the notice for requesting such materials.

Solicitation/Cost of the Meeting

The enclosed proxy is being solicited by Midwest’s Board of Directors. The costs of the solicitation will be borne by Midwest. Proxies may be solicited personally or by mail, telephone, facsimile or email by directors, officers and employees of Midwest, none of whom will receive any additional compensation for such solicitations. Midwest will reimburse banks, brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses incurred in sending the Meeting Materials to beneficial owners of Midwest’s shares.

Principal Executive Offices

Our principal executive offices are located at 2900 South 70th Street, Suite 400, Lincoln, Nebraska, 68506.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Who can vote at the Annual Meeting?

Record holders of the outstanding shares of $0.001 par value voting common stock of Midwest (the “Common Stock”) at the close of business on April 18, 2019 (the “Record Date”) will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 22,860,701 shares of Common Stock outstanding and entitled to vote.

As discussed in detail below, on June 28, 2018 we issued 1,500,000 shares of our Series C Convertible Preferred Stock (“Preferred Stock”) that will vote on an “as converted” basis along with our Common Stock on the Proposals to be considered at the Annual Meeting. The Preferred Stock is entitled to cast 72,854,474 votes thereby giving it approximately 76% of the total 95,715,175 votes eligible to be voted at the Annual Meeting.

Also as discussed below, the holder of our Preferred Stock is entitled to elect five of our nine directors, holders of our Common Stock are entitled to elect three directors, and the holder of our Preferred Stock and holders of our Common Stock together are entitled to elect any additional directors. Accordingly, our Board and the holder of our Preferred Stock have agreed that five of the nominees for election named in the proxy statement shall be designated as nominees of the holder, three shall be designated as the nominees of the Board, and one additional director shall be designated for election by the holder of our Preferred Stock and holders of our Common Stock together.

Shareholder of Record; Shares Registered in your Name

If on the Record Date your shares were registered directly in your name with Midwest’s transfer agent, Computershare Investor Services, then you are a shareholder of record. As a shareholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy pursuant to the instructions set forth below to ensure your vote is counted.

Beneficial Owner; Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent. We urge you to respond to request for instructions from your brokerage firm, bank or other organization holding your shares and instruct them to vote FOR the proposals to be considered at the Annual Meeting.

What am I voting on?

The Company is presenting five proposals for shareholder vote:

1.

To elect five (5) Series C Directors to serve until the Annual Meeting of shareholders to be held in 2020 or until their successors are elected and qualified. Only the holder of our Preferred Stock will vote on this proposal.

2.

To elect three (3) Voting Common Directors to serve until the Annual Meeting of shareholders to be held in 2020 or until their successors are elected and qualified. Only the holders of our Common Stock will vote on this proposal.

3.

To elect one (1) additional Director to serve until the Annual Meeting of shareholders to be held in 2020 or until their successor is elected and qualified. Holders of our Preferred Stock and our Common Stock will vote on this proposal.

4.	To consider the adoption of the Midwest Holding Inc. 2019 Long Term Incentive Plan. Holders of our Preferred Stock and our Common Stock will vote on this proposal.
5.	To consider an advisory vote on the compensation of Midwest’s executive officers. Holders of our Preferred Stock and our Common Stock will vote on this proposal.

What if another matter is properly brought before the Annual Meeting?

The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

How do I vote?

Holders of our Common Stock may submit a proxy by telephone, via the Internet or by completing a proxy card and mailing it in the envelope provided. To submit a proxy by telephone or via the Internet, follow the instructions set forth on each proxy card you receive. To submit a proxy by mail, sign and date each proxy card you receive, mark the boxes indicating how you wish to vote and return the proxy card in the postage-paid envelope provided. Do not return the proxy card if you submit your proxy via the Internet or by telephone. Holders of our Common Stock must use the proxy card for the Common Stock, and the holder of our Preferred Stock must use the proxy card for the Preferred Stock.

How many votes do I have?

On Proposals 2-5, shareholders of our Common Stock have one vote for each share of Common Stock they owned as of the Record Date. Only the holder of our Preferred Stock may vote on Proposal 1. See “Voting Rights” below for information on your cumulative voting rights for the nominees for directors on whom you are voting.

What if I return a proxy card or otherwise vote by proxy but do not make specific choices?

If you voted by proxy without marking any voting selections, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this proxy statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Who is paying for this proxy solicitation?

Midwest will bear the cost of this solicitation, including amounts paid to banks, brokers and other nominees to reimburse them for their expenses in forwarding solicitation materials regarding the Annual Meeting to beneficial owners of Common Stock. Our officers and employees, at no additional compensation, may also solicit proxies from shareholders by personal contact, by telephone, or by other means if necessary in order to assure sufficient representation at the Annual Meeting.

Computershare Investor Services, our transfer agent, has been retained to act as inspector of elections at the Annual Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please follow the voting instructions with respect to each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a shareholder of record, you may revoke your proxy at any time before it is exercised by providing written notice to our Secretary at Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506, by delivering to us a properly executed proxy bearing a later date, or by voting in person at the Annual Meeting. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank so that your shares are properly voted.

What is the quorum requirement?

A quorum of shareholders is necessary to hold a valid Annual Meeting. A quorum will be present if at least a majority of the outstanding shares entitled to vote are represented by shareholders present at the Annual Meeting in person or by proxy. On the Record Date, there were 22,860,701 shares of Common Stock along with Preferred Stock entitled to 72,854,474 votes on an “as converted” basis outstanding and entitled to vote. Thus, 47,857,588 shares must be represented by shareholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes (see below) will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual Meeting or a majority of the votes present at the Annual Meeting may adjourn the meeting to another date.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” fails to provide instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” If the beneficial owner does not provide voting instructions, the broker or nominee cannot vote the shares with respect to “non-routine” matters, but can vote the shares with respect to “routine” matters. Typically, when brokers are able to vote the shares, they vote in favor of the matter.

As long as one of the matters is deemed to be a “routine” matter, proxies reflecting broker non-votes (if any) will be counted towards the quorum requirement.

Whether a matter is “routine” or not is ultimately up to the New York Stock Exchange (which regulates certain banks, brokers and other nominees), and the New York Stock Exchange may make a determination that is different from what we believe to be the case. If that occurs, brokers may be able to vote your shares on matters we believe to be not routine, or not vote your shares on matters that we believe to be routine. Accordingly, we strongly encourage you to submit your proxy and exercise your right to vote as a shareholder to insure that your shares are voted in the manner in which you want them to be voted.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For” and “Against” votes, abstentions and, if any, broker non-votes.

The holders of shares of Common Stock are entitled to one vote per share, except in the election of directors for which each shareholder has cumulative voting rights pursuant to the Nebraska Model Business Corporation Act. Cumulative voting rights for the election of directors means that each shareholder’s total number of votes is determined by multiplying the number of shares held by the number of Voting Common Directors being elected. The shareholder has the right to vote pro-ratably for all Voting Common Directors by checking the box labeled “FOR” to withhold authority to vote by checking the box labeled “WITHHOLD,” or to vote a specific number of shares for each Voting Common Director by writing “CUMULATIVE FOR” on the line below and entering the name and number of shares voted on that line. NOTE: If shares voted by “CUMULATIVE FOR” exceed total votes available to the shareholders, the proxy is spoiled and none of the votes can be recorded. There are no conditions precedent to the exercise of cumulative voting rights under the Nebraska Model Business Corporation Act or in the Articles of Incorporation or bylaws of Midwest.

On May 9, 2018, we entered into a Loan, Convertible Preferred Stock and Convertible Senior Secured Note Purchase Agreement (the "Xenith Agreement") with a non-affiliated third party, Xenith Holdings, LLC ("Xenith"). The Xenith Agreement closed on June 28, 2018. Pursuant to the Xenith Agreement, Xenith purchased 1,500,000 shares of our newly created Class C Preferred Stock (the “Preferred Stock”), which is entitled to vote on an "as converted" basis along with our Common Stock. Xenith, as holder of the Preferred Stock, is entitled to cast 72,854,474 votes, thereby giving it approximately 76% of the total 95,715,175 votes eligible to be voted at the meeting. Xenith, as holder of the Preferred Stock, is entitled to elect five of our nine directors, the holders of our common voting stock are entitled to elect three directors, and Xenith, as holder of the Preferred Stock, and the holders of our Common Stock voting together as a single class, are entitled to elect the balance of the Directors. Accordingly, our Board and Xenith have agreed that five of the nominees for election named in this proxy statement shall be designated as Xenith's nominees and voted upon by Xenith as holder of the Preferred Stock (the “Class C Directors”), three will be designated as the nominees of the Board and voted upon by the holders of our Common Stock (the “Voting Common Directors”), and one additional director will be voted upon by Xenith as holder of the Preferred Stock, and the holders of our Common Stock, voting together as a single class. Holders of our Common Stock may cumulate their votes as described above and cast them as they wish among the four nominees designated by the Board, and Xenith may cumulate its votes as described above and cast them among the five nominees designated by Xenith.

Outstanding shares of our Preferred Stock have the right to vote on an “as converted” basis along with outstanding shares of our Common Stock as a single class on matters coming before our shareholders. Therefore, Xenith is entitled to vote on Proposal 1 – Election of Class C Directors, Proposal 3 – Election of additional Director, Proposal 4 – the proposed adoption of the Midwest Holding Inc. 2019 Long-Term Incentive Plan, and Proposal 5 – an advisory vote on the compensation of Midwest’s executive officers.

For Proposal 1 (Election of Class C Directors), the five Class C Director nominees who receive the most votes will be elected. Only the holder of our Preferred Stock may vote on this proposal.

For Proposal 2 (Election of Voting Common Directors), the three Voting Common Director nominees who receive the most votes will be elected. Only the holders of our Common Stock may vote on this proposal.

For Proposal 3 (Election of additional Director), the Director will be elected if he receives a plurality of the votes cast.

Proposal 4 (adoption of the Midwest Holding Inc. 2019 Long Term Incentive Plan) will be passed if a majority of the shares present at the meeting and entitled to vote cast their votes "for" this proposal. Abstentions will be counted as votes present and entitled to vote and will have the same effect as votes "against" this proposal. Broker non-votes are not considered to be entitled to vote and therefore will have no effect on the voting results for this proposal.

Proposal 5 (advisory vote on compensation of Midwest's named executive officers) will be approved if a majority of the shares present at the meeting and entitled to vote cast their votes "for" this proposal. Abstentions will be counted as votes present and entitled to vote and will have the same effect as votes "against" this proposal. Broker non-votes are not considered entitled to vote and therefore will have no effect on the voting results for this proposal.

If an adjournment is necessary, the affirmative vote of a majority of the votes cast is required to approve the adjournment proposal. Abstentions are not considered to be votes cast and will have no effect on the outcome of the vote. If you are a shareholder of record and you return your signed and dated proxy card without providing specific voting instructions on the adjournment proposal, or do not specify your vote on the adjournment proposal when voting using the telephone or internet, your shares will be voted “FOR” the adjournment proposal in accordance with the recommendations of the Board. If you are a shareholder of record and you fail to return your proxy card, or to vote at all using the telephone or internet, it will have no effect. Xenith has informed us that it presently intends to vote its “as converted” shares for Proposals 2, 3, 4, and 5, and for any adjournment.

We believe that any adjournment proposal is deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares on the adjournment proposal, your broker or nominee will have the discretion to vote your shares on the adjournment proposal.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a current report on Form 8-K that we expect to file no later than four business days after the conclusion of the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K on or before the fourth business day after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSALS 1, 2, AND 3
ELECTION OF DIRECTORS

Pursuant to Midwest’s Amended and Restated Articles of Incorporation, as amended, the holders of record of the shares of our Preferred Stock, exclusively and as a separate class, are entitled to five (5) Class C Directors of the Company. The holders of record of the shares of our Common Stock, exclusively and as a separate class, are entitled to elect three (3) Voting Common Directors of the Company. The holders of record of the shares of Common Stock and any other class or series of voting stock (including the Preferred Stock), exclusively and voting together as a single class, are entitled to elect the balance of the total number of directors of the Company, if any.

At the Annual Meeting, the shareholders of Midwest’s Common Stock and Preferred Stock will elect a total of nine (9) directors to serve as the Board of Directors until the 2020 Annual Meeting of Shareholders, or until their successors are elected and qualified. The Board has nominated for election the following three (3) persons: Firman Leung, John T. Hompe, and Jack Theeler. Additionally, Xenith, as holder of our Preferred Stock, has nominated the following five (5) persons: Scott Morrison, Mark A. Oliver, A. Michael Salem, Mike Minnich and Sachin Goel. Finally, the Board and the Holder of our Preferred Stock have nominated Dana Stapleton as an additional Director nominee. Six of these nine individuals currently serves as a director of Midwest (Oliver, Leung, Theeler, Stapleton, Morrison and Hompe); three (3) of these individuals, Mark A. Oliver, A. Michael Salem and Mike Minnich, also serve as corporate officers and employees. Should any of the nominees become unable or unwilling to accept nomination or election, it is intended, in the absence of contrary specifications, that the proxies will be voted for the balance of those named and for a substitute nominee or nominees; however, the Board of Directors knows of no reason to anticipate such an occurrence. All of the nominees have consented to be named as nominees and to serve as directors if elected.

Information Concerning Executive Officers and Director Nominees

Information concerning the names, ages, positions with Midwest, tenure as a director, and business experience of our executive officers and director nominees is set forth below. All executive officers are appointed annually by the Board of Directors.

Name	Age	Position	Director Since
A. Michael Salem	38	CEO and Director	-
John T. Hompe	58	Director	2015
Mark A. Oliver	60	President and Director	2010
Firman Leung	61	Director	2016
Scott Morrison	45	Director	2015
Jack Theeler	73	Director	2012
Dana Stapleton	51	Director	2015
Mike Minnich	47	Executive Chairman and Director	2019
Sachin Goel	38	Director	-

A. MICHAEL SALEM: Mr. Salem was nominated by Xenith to fill one of its slots on the Board. He was named Chief Executive Officer of Midwest on April 30, 2019. He has served as Chairman of American Life since June 2018. Mr. Salem is Founder and Co-Chief Executive Officer of Vespoint LLC, ultimate controlling party of the Company since 2018. In addition, he has served as managing member of AMS Advisors LLC since January 2011. From July 2013 to August 2017, he was Co-Founder, Managing Principal and Co-Head of Advisory Capital at Vanbridge LLC.

The Board, in reviewing the background of Mr. Salem, determined that his significant experience in investment banking, insurance and capital management provides significant benefits to the Board. As the co-author of the Company’s new business plan, he brings unique insight into its goals and objectives.

JOHN T. HOMPE: Mr. Hompe is the Managing Partner and co-founder of J.P. Charter Oak Advisors LLC, a private investment firm focused on the financial services industry. Mr. Hompe has worked in the financial services sector for more than 30 years. He has held numerous board positions with insurance companies during his career. From 2003 through 2012, Mr. Hompe worked in investment banking and asset management (KBW Asset Management from 2011 through 2012 as a Managing Director and Keefe Bruyette & Woods, Inc. from 2003 to 2011 as Co-Head of Insurance and Asset Management Investment Banking). Mr. Hompe serves as an observer on the board of directors of Preparis Inc., a provider of business continuity services. From 2011 to 2017, he was a board observer of International Planning Group, Ltd., an international life insurance broker. From 2010 to 2012, he was an independent director of Island Capital, a Bermuda investment company. He also was a director and a member of the executive committee of Island's predecessor company, EIC Corporation Ltd., a Bermuda-domiciled insurance holding company, and Exporters Insurance Company, a New York-based trade credit insurer from 2005 to 2010. He was an outside director of North American Insurance Leaders, Inc. (NASDAQ: NAIL), the special purpose acquisition corporation focused on the insurance distribution sector in 2007. He also served as a director of FIHC, a Barbados-domiciled insurance holding company, and Facility Insurance Company, a Texas workers compensation company from 2001 to 2003. Mr. Hompe served on the Board of American Life from 2015 to June 2018.

The Board, in reviewing and assessing the contributions of Mr. Hompe to the Board, determined that his significant experience in financing and formulating strategy for numerous insurance companies provides significant contributions to the Board. His insights and relationships should prove valuable towards formulating and implementing corporate strategy and pursuing growth opportunities.

MARK A. OLIVER: Mr. Oliver has served on the Board since 2010 and was nominated by Xenith to fill one of its slots. Mr. Oliver was the Chairman and a member of the Board of Directors of Midwest’s primary life insurance subsidiary, American Life and Security Corp. (“American Life”) from March 2017 through June 28, 2018. He served as CEO since that company received its Certificate of Authority from the Nebraska Department of Insurance on September l, 2009 until June 28, 2018. Since June 28, 2018, Mr. Oliver has served as Vice President and Secretary of American Life and remains on its Board of Directors. Mr. Oliver also serves as President and a Director of Midwest. From October 2015 through April 2019, he served as Chairman and CEO of Midwest. Beginning March 30, 2019, he was named President and Director. From 1984 until June 2007 Mr. Oliver was employed by Citizens, Inc., a life insurance holding company with principal offices in Austin, Texas, serving as its President and in various other executive capacities since 1997. He serves as a Director and Treasurer of Pacific Northwest. Additionally, he serves as Chairman and Chief Executive Officer of the Board of New Mexico Capital Corp.

The Board, in reviewing and assessing the contributions of Mr. Oliver to the Board, determined that his leadership and intimate knowledge of the life insurance industry, our structure and our operations, provide the Board with company-specific experience and expertise.

FIRMAN LEUNG: Mr. Leung has over 30 years of experience in the financial services industry as an Investment and Capital Markets Banker in New York, London and Hong Kong. Since 2016, he has served as the Managing Principal of Columbus Circle Capital, LLC in New York and the Executive Managing Director of Investment Banking and Capital Markets at American Capital Partners, LLC, also in New York. From 2012 to 2015, he served as Managing Director, Investment Banking and Capital Markets at RCS Capital Corporation, New York. From 2002 to 2012, he was Managing Director, Capital Raising at Sandler O’ Neill & Partners, L.P., New York. Mr. Leung received his BS in Economics from The Wharton School at University of Pennsylvania and his MBA degree from The Amos Tuck School at Dartmouth College. He has also been a product speaker at the Las Vegas MoneyShow in the main forum: “Building a Durable Income Portfolio.” Mr. Leung served on the Board of American Life from 2015 to June 28, 2018.

The Board, in reviewing and assessing the contributions of Mr. Leung to the Board, determined that his significant experience in investment banking provides significant contributions to the Board.

SCOTT MORRISON: Mr. Morrison has served on the Board since 2015 and was nominated by Xenith to fill one of its slots on the Board. Since 2006, Mr. Morrison has been Managing Partner of Oaks, Hartline & Daly law firm in Austin, Texas. Mr. Morrison is Texas board certified in estate planning and probate law. He practices law in the areas of estate administration and planning, probate and general business law. He has been named a “Texas Rising Star” by both Law and Politics Media, Inc. and Texas Monthly magazine. Mr. Morrison served on the Board of American Life from 2015 to June 28, 2018.

The Board, in reviewing and assessing the contributions of Mr. Morrison to the Board, determined that his extensive legal experience, particularly in business law, provides significant contributions to the Board. As a managing partner of a law firm, he is uniquely positioned to provide the Board with insight and advice on a full range of strategic, legal, financial and governance matters.

JACK THEELER: Mr. Theeler is a partner in the Morgan Theeler law firm of Mitchell, South Dakota where he has been employed since 1971. He has a bachelor’s degree in accounting (1968) and a law degree (1971) from the University of South Dakota. In law school he was Editor in Chief of the South Dakota Law Review and graduated magna cum laude. He was the first Chairman of the South Dakota Lottery Commission, serving from 1986 to 1992. He is a member of American Bar Association, the State Bar of South Dakota, the Association of Defense Trial Attorneys, the South Dakota Defense Lawyers Association and an associate in the American Board of Trial Advocates. Mr. Theeler has served on numerous boards and commissions including Dakota Wesleyan University, Mitchell Area Development Corporation and the Mitchell YMCA. Mr. Theeler has been inducted into the University of South Dakota Sports Hall of Fame, the Mitchell Area Ducks Unlimited Hall of Fame, and his high school basketball team has been inducted into the South Dakota High School Basketball Hall of Fame. Jack and Nancy Theeler received the 2007 Community Service Award presented annually by the Mitchell Area Chamber of Commerce. A founding Board Member of Great Plains Financial Corp. and Great Plains Life Assurance, he is also a Board Member of American Life.

The Board, in reviewing and assessing the contributions of Mr. Theeler to the Board, determined that his extensive experience in general legal and business matters, as well as his serving on boards of other companies and entities, provides significant contributions to the Board. His extensive experience in general legal business matters puts him in a unique position to provide the Board with insight and advice on a full range of strategic, legal, financial and governance matters.

DANA STAPLETON: Mr. Stapleton has been a farmer/rancher in Sisseton, South Dakota for over the past 30 years. In 2001 he was named the South Dakota Farmer of the Year and the 2002 National Farmer of the Year. He was a founding Board Member of Great Plains Financial Corp. and Great Plains Life Assurance Co. Mr. Stapleton served as a member of the Board of Directors of American Life from 2015 through June 28, 2018.

The Board, in reviewing and assessing the contributions of Mr. Stapleton to the Board, determined that his extensive business experience and knowledge of practical business matters provides significant contributions to the Board. As a lifetime operator of a large family farm, he has experienced numerous intricate and challenging business environments, and the Board believes he will provide the Board with insight and valuable advice on the Company’s strategic plans.

MIKE MINNICH: Mr. Minnich was appointed to our Board on April 30, 2019 to replace Todd Boeve, who resigned on the same date. Mr. Minnich was nominated by Xenith to fill one of its slots on the Board. He was named Executive Chairman of Midwest on April 30, 2019. Mr. Minnich was named President and a member of the Board of American Life in June 2018. Mr. Minnich was Founder and Co-Chief Executive of Vespoint Capital LLC with Mr. Salem in 2018. Since July 2010, he has been Managing member of Rendezvous Capital LLC, a New York firm advising issuers on capital and investments. From February 2013 to May 2017, he was Chief Investment Officer of A-Cad.

The Board, in reviewing and assessing the background of Mr. Minnich, determined that his extensive experience in insurance capital and asset management would be of significant benefit to the Board.

SACHIN GOEL: Mr. Goel was nominated by Xenith to fill one of its slots on the Board. Mr. Goel is a CFA Charterholder and serves as a Managing Director on the investment team and leads the capital markets activity for Brightwood Capital Advisors, LLC in New York. He joined Brightwood in 2013. Prior to joining Brightwood, Mr. Goel was a Managing Director in Macquarie Capital USA’s credit trading division from 2009-2013, where he was responsible for a portfolio of distressed and high-yield corporate credits. Mr. Goel began his career at Credit Suisse.

The Board, in reviewing and assessing the qualification of Mr. Goel, determined that his significant experience in investment banking will be of benefit to the Board.

Proposal 1 – Election of Five Class C Directors

Xenith, as holder of our Preferred Stock, has nominated the following five (5) persons to serve as Class C Directors until the Annual Meeting of Shareholders to be held in 2020 or until their successors are elected and qualified: Scott Morrison, Mark A. Oliver, A. Michael Salem, Mike Minnich and Sachin Goel.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDER OF THE PREFERRED STOCK VOTE “FOR” EACH OF ITS FIVE NOMINEES FOR CLASS C DIRECTOR PRESENTED IN PROPOSAL 1.

Proposal 2 – Election of Three Voting Common Directors

The Board has nominated for election the following three (3) persons to serve as Voting Common Directors until the Annual Meeting of Shareholders to be held in 2020 or until their successors are elected and qualified: Firman Leung, John T. Hompe, and Jack Theeler.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF ITS THREE NOMINEES FOR VOTING COMMON DIRECTOR PRESENTED IN PROPOSAL 2.

Proposal 3 – Election of Additional Director

The Board has nominated Dana Stapleton for election to serve as Director until the Annual Meeting of Shareholders to be held in 2020 or until their successor is elected and qualified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE NOMINEE FOR DIRECTOR PRESENTED IN PROPOSAL 3.

CORPORATE GOVERNANCE

Board Leadership Structure

Our Board is responsible for the control and direction of the Company. The Board represents the Company’s shareholders, and its primary purpose is to build long-term shareholder value. The Company does not have a formal policy regarding whether the same person may serve as both the Chairman of the Board and the Principal Executive Officer. Mr. Minnich was appointed as the Company’s Executive Chairman in April 2019. The Executive Chairman role combines the positions of Chairman of the Board and Principal Executive Officer. Mr. Salem was appointed CEO in April 2019 and Mr. Oliver serves as its President. The Company does not have a lead independent director.

The Company has determined that its leadership structure is appropriate given the degree to which Xenith, an entity controlled by Messrs. Minnich and Salem, controls substantially all voting power of the Company. The Board believes that Mr. Minnich is best situated to serve as Executive Chairman because he is the director most familiar with the Company’s business plan and is also the person most capable of effectively identifying strategic priorities and leading the discussion and execution of corporate strategy. Mr. Salem, as CEO, oversees the execution of the corporate strategy, while Mr. Oliver focuses on operational management. The combination of these individuals’ backgrounds gives the Company an executive team with broad experience in the insurance industry.

Board's Role in Risk Oversight

The Board of Directors as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. The Company has developed an active management committee responsible for the identification and mitigation of Enterprise risks. This reporting is designed to focus on areas that include strategic, operational, financial and reporting, compensation, compliance and other risks. For example, the Board of Directors regularly receives reports regarding the investments and securities held by Midwest's insurance subsidiary, as well as other reports regarding its insurance business.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange. In determining whether our directors are independent, however, we intend to adhere to the rules of the NYSE American with respect to independent directors. The NYSE American listing standards define an “independent director” generally as a person, other than an executive officer or employee of a company, who does not have a relationship with the company that would interfere with the director's exercise of independent judgment.

The NYSE American listing requirements state that a majority of a company's board of directors must be independent. Our proposed Board of Directors includes six independent directors, namely, Sachin Goel, John Hompe, Scott Morrison, Jack Theeler, Firman Leung and Dana Stapleton. These six independent directors constitute a majority of the Board of Directors.

Board Meetings and Committees; Annual Meeting Attendance

During 2018, nine (9) meetings of the Board of Directors were held. All members of the Board of Directors attended 100% of these meetings, except Scott Morrison, who attended 90% of the meetings. We do not require our Board members to attend the Annual Meeting of Shareholders.

Because Midwest is not listed on any securities exchange, it is not subject to any listing requirements mandating the establishment of any particular committees. During 2018 the Board of Directors had no standing committees other than the Audit Committee. All functions of a Nominating Committee and Compensation Committee were performed by the independent directors as a group.

While considering the Xenith proposal, the Board formed an ad-hoc committee of independent directors to consider the terms of the proposal and make recommendations to the Board. The committee was comprised of Theeler, Steve Conner and Leung and met twice in 2018.

Audit Committee

The Board established the Audit Committee in 2016. The Audit Committee is presently comprised of John Hompe, Scott Morrison and Jack Theeler. The Board has determined that each member of the Audit Committee is independent under Rule 10A-3(b)(1) promulgated under the Securities Exchange Act of 1934 (the “Exchange Act”) and NYSE American Rule 802(a). Mr. Hompe serves as the Audit Committee Chair and Financial Expert. The Board adopted the Audit Committee Charter, which details the Audit Committee’s responsibilities as follows: (i) review recommendation of independent registered accountants concerning Midwest's accounting principles, internal controls and accounting procedures and practices; (ii) review the scope of the annual audit; (iii) approve or disapprove each professional service or type of service other than standard auditing services to be provided by the independent registered public accountants; and (iv) review and discuss with the independent registered public accountants the audited financial statements. The Committee met three times in 2018. Our Audit Committee charter is available on our website at www.midwestholding.com.

No Nominating Committee; Selection of Director Candidates

Due to the size and structure of Midwest and its Board of Directors, the Board does not have a standing Nominating Committee. It also does not have a charter or policy regarding the nominating process. The functions that would be performed by a Nominating Committee have been performed by the independent members of the Board of Directors. As described elsewhere in this proxy statement, Xenith is entitled to nominate and elect five of the nine members of our Board of Directors. Holders of our Common Stock are entitled to elect four directors.

Shareholders who wish to recommend nominees for consideration by the independent members of the Board of Directors (or Nominating Committee, if and when established) must submit their nominations in writing to Midwest’s Chairman. Submissions must include sufficient biographical information concerning the recommended individual for the independent directors to consider, including age, five-year employment history with employer names and a description of the employer’s business, whether such individual can read and comprehend basic financial statements, and other board memberships (if any) held by the recommended individual. The submission must be accompanied by a written consent of the individual to stand for election if nominated by the independent directors and to serve if elected by the shareholders. The independent directors may consider such shareholder recommendations when they evaluate nominees for submission to the shareholders at each Annual Meeting.

In addition, shareholders may nominate directors for election without consideration by the independent members of the Board of Directors. Any shareholder of record may nominate an individual by following the procedures and deadlines set forth in the “Proposals for 2020 Annual Meeting of Shareholders” section of this proxy statement and by complying with the applicable provisions of Midwest’s Bylaws.

Compensation Committee

Due to the size and structure of Midwest and its Board of Directors, the Board does not currently have a standing Compensation Committee. As a result, it does not have a Compensation Committee charter. The functions that would be performed by the Compensation Committee, including consideration of executive officer and director compensation, are performed by the independent directors.

We do not believe a static, systematic pattern exists between executive compensation and performance. Our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, directors and “beneficial owners” of more than ten percent of Midwest’s Common Stock must file initial reports of ownership and changes in ownership with the SEC under Section l6(a) of the Exchange Act. SEC regulations require these reporting persons to furnish us with copies of all Forms 3, 4 and 5, and amendments thereto, that they file with the SEC.

All of the voting interests of Xenith are owned by Vespoint, LLC (“Vespoint”), and Vespoint is the managing member of Xenith. Messrs. Minnich and Salem are Co-Chief Executive Officers of Vespoint. As such, Vespoint, Xenith, and Messrs. Minnich and Salem in their capacities as Co-Chief Executive Officers of Vespoint may be deemed to have shared voting, investment and dispositive power over the shares held by Xenith. Vespoint, Xenith, and Messrs. Minnich and Salem jointly file their reports of ownership and changes in ownership under Section 16(a) of the Exchange Act. Vespoint, Xenith, and Messrs. Minnich and Salem did not timely file Form 4s reporting Xenith’s acquisition of two promissory notes, the original principal balances of which are convertible into shares of Common Stock, in October and December of 2018, each as more particularly described under the heading “Change in Control” below. Vespoint, Xenith, and Messrs. Minnich and Salem filed a Form 4 on April 24, 2019 in order to report these transactions.

Except as noted above, we believe that during 2018 and through the date of this filing, all of our officers, directors and greater than ten percent beneficial owners complied with all filing requirements of Section 16(a) of the Exchange Act.

Code of Ethics

Midwest has adopted a Code of Ethics that applies to our officers, directors and employees in accordance with applicable federal securities laws. A copy of the Code of Ethics was filed as an exhibit to the Annual Report on Form 10-K for the fiscal year ended December 31, 2012. The document may be reviewed by accessing Midwest’s public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided to any shareholder without charge upon request. Midwest intends to disclose any amendments to or waivers of certain provisions of its Code of Ethics in a Current Report on Form 8-K.

Shareholder Communications with the Board of Directors

Shareholders may contact any individual director, the Board of Directors as a group or the independent directors as a group by writing to: Board of Directors or Directors, c/o Corporate Secretary, Midwest Holding Inc., 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506. The communication should specify the applicable addressee(s) to be contacted as well as the address and telephone number of the person submitting the communication. The Board of Directors has instructed the Company’s Secretary to review all communications to the Board and to only distribute if appropriate to the duties and responsibilities of the Board. The Board of Directors has instructed the Company’s Secretary not to forward communications that he determines to be primarily commercial in nature, that relate to an improper or irrelevant topic or that request general information about Midwest. Communications regarding accounting, internal accounting controls or auditing matters may also be reported to the Board of Directors using the above address.

Change in Control

As discussed described above, on May 9, 2018 Midwest entered into the Xenith Agreement with Xenith. The terms and conditions of the Xenith Agreement were described in Midwest’s Current Report on Form 8-K filed with the SEC on May 14, 2018. All conditions to the consummation of the Xenith Agreement, including approval of the transactions contemplated therein by the State of Nebraska Department of Insurance, were subsequently met and a closing was held pursuant to the Xenith Agreement on July 28, 2018 (the “Closing”).

At the Closing, Xenith loaned a total of $600,000 to Midwest, repayable upon maturity in 10 years with cash interest of 4% per annum payable quarterly and accrued interest of another 4% per annum payable upon maturity. The loans were made under two promissory notes of $500,000 and $100,000, respectively. The two notes are convertible, at Xenith’s election, into an aggregate total of 29,141,790 shares of Midwest’s Common Stock, which equates to approximately $0.02 per share.

Additionally, at the Closing, Midwest sold 1,500,000 shares of Preferred Stock to Xenith for $1,500,000. The Preferred Stock is convertible, at Xenith’s election, into 72,854,474 shares of Midwest’s Common Stock at approximately $0.02 per share.

On October 10, 2018, Midwest issued another promissory note to Xenith under the Xenith Agreement, in the original principal amount of $1,000,000.00. This note is repayable upon maturity on April 20, 2028, with cash interest of 4% per annum payable quarterly and accrued interest of another 4% per annum payable upon maturity. The outstanding principal balance of this note is convertible, at Xenith’s election, into 48,569,650 shares of Midwest’s Common Stock.

On December 7, 2018, Midwest issued another promissory note to Xenith under the Xenith Agreement, in the original principal amount of $17,500,000.00. This note is repayable upon maturity on April 20, 2028, with cash interest of 4% per annum payable quarterly and accrued interest of another 4% per annum payable upon maturity. The outstanding principal balance of this note is convertible, at Xenith’s election, into 849,968,875 shares of Midwest’s Common Stock.

The Xenith Agreement further provides that Xenith, in its sole discretion, may loan up to an additional $4,400,000.00 to Midwest. Any subsequent loans made by Xenith under this election will also be convertible into shares of Midwest’s Common Stock at a rate of approximately $0.02 per share.

As a result of the Xenith Agreement, a change in the control of Midwest has occurred, primarily as the result of the conversion rights of the notes issued, and the voting and conversion rights of the Preferred Stock, each as described above. The notes and Preferred Stock were acquired by Xenith. All of the voting interests of Xenith are owned by Vespoint, which is also the manager of Xenith. Vespoint is owned and managed by AMS Advisors LLC and Rendezvous Capital LLC. All companies are private investment companies. Messrs. Salem and Minnich are Co-Chief Executive Officers of Vespoint.

See the table entitled “Security Ownership of Certain Beneficial Owners and Management” for more information about Xenith’s current and potential holdings.

Disclosure Required from Nominating Shareholder

The following information is taken from Item 6 of the Schedule 14N filed with the SEC on April 26, 2019 (the “Schedule 14N”) by Xenith, Vespoint, and Messrs. Minnich and Salem (collectively, the “Reporting Persons”). Shareholders should consult the Schedule 14N for further information regarding the disclosure required of the Reporting Persons as a nominating shareholder.

The Reporting Persons have nominated each of Scott Morrison, Mark Oliver, A. Michael Salem, Michael W. Minnich and Sachin Goel (collectively, the “Xenith Nominees”) to the Company’s Board of Directors at its pending 2019 annual meeting of shareholders. The Xenith Nominees have consented to be named in this proxy statement and form of proxy and, if elected, to serve on the Company’s Board of Directors.

The participants in the solicitation are the Reporting Persons and each Xenith Nominee (collectively, the “Participants” and each a “Participant”). The nomination of each of the Xenith Nominees is to be made in these proxy materials pursuant to the proxy access procedures set forth in the Company’s Bylaws and the Exchange Act, as amended, and related SEC rules and regulations. The cost of distribution thereof shall be borne by the Company.

The business address of each of the Reporting Persons is 1075 Old Post Road, Bedford, New York 10506. The addresses of the Nominees are as follows: Mr. Oliver – 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506; Mr. Salem – 1075 Old Post Road, Bedford, New York 10506; Mr. Minnich – 1075 Old Post Road, Bedford, New York 10506; Mr. Goel – 401 North Michigan Avenue, Chicago, Illinois 60611; Mr. Morrison – 5524 Bee Cave Road, Suite K-1, Austin, Texas 78746.

Information relating to each of the Xenith Nominees is set forth in the section titled “Information Concerning Executive Officers and Director Nominees” above.

Except as otherwise set forth in the Schedule 14N (including Exhibit B thereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his or its associates was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten years.

Other than as stated above and in the Schedule 14N, there are no agreements, arrangements or understandings between the Participants or their affiliates and associates, and the Xenith Nominees or any other person or persons pursuant to which the nomination described therein is to be made and the Reporting Persons and their affiliates and associates have no material interest in such nomination, including any anticipated benefit therefrom to the Reporting Persons or any of their affiliates or associates.

Other than as stated above and elsewhere in the Schedule 14N, there are no (1) direct or indirect material interests in any contract or agreement between the Participants and/or the Company or any affiliate of the Company (including any employment agreement, collective bargaining agreement, or consulting agreement), (2) material pending or threatened legal proceedings in which the Participants are a party, involving the Company, any of its executive officers or directors, or any affiliate of the Company; and (3) other material relationships between the Participants, and/or the Company or any affiliate of the Issuer not otherwise disclosed herein.

The Participants are not publishing soliciting materials on any web site.

EXECUTIVE COMPENSATION

Summary Compensation

The following table sets forth the compensation paid or accrued in the years indicated by Midwest to its Principal Executive Officer (“PEO”), Michael Minnich, and to certain other executive officers in their capacities with Midwest. Our Board of Directors reviews senior officer compensation on an annual basis.

SUMMARY COMPENSATION TABLE(1)

Name and				All Other
Principal Position	Year	Salary	Bonus	Compensation		Total
Mark A. Oliver,	2018	$305,729	$25,000	$25,250	(2)	$355,979
President and Director(3)	2017	342,969	-	25,112	(2)	393,193
A. Michael Salem,	2018	$125,000	$-	$-		$125,000
CEO and Chairman of American Life(4)	2017	-	-	-		-
Mike Minnich,	2018	$125,000	$-	$-		$125,000
Executive Chairman(4)	2017	-	-	-		-
Todd Boeve,	2018	$120,000	$25,000	$4,350	(5)	$149,350
Vice President, Corporate Secretary,	2017	$122,400	$-	$3,672	(5)	$126,072
Former Director
Debra Havranek,	2018	$127,400	$12,500	$4,197	(5)	$144,097
Vice President, Financial Reporting	2017	$127,400	$-	$3,897	(5)	$131,297
Manager

(1)

In 2016, 2017 and 2018 none of the named executive officers received stock awards, option awards, non-equity incentive plan compensation of non-qualified deferred compensations earnings as defined in Item 402 of Regulation S-K.

(2)

Total includes automobile allowance in the amount of $12,000 in each of 2018 and 2017, life insurance policy premium reimbursements in the amount of $5,000 in each of 2018 and 2017, and Company contributions to the executive officer’s 401(K) in the amount of $8,250 in 2018 and $8,112 in 2017.

(3)	Mr. Oliver served as our Chairman from December 15, 2015 until April 30, 2019, when Mr. Minnich was elected Executive Chairman.

(4)	Elected to office April 30, 2019.

(5)	Total represents Company contributions to the executive officer’s 401(K).

The Company sponsors a 401(K) Plan for all eligible employees who complete one year of employment with the Company. Pursuant to the 401(k) Plan, the Company contributes 3% of the employee’s salary to the employee’s 401(K).

Material terms of the employment agreements by and between Midwest and its executive officers, including payments to such executive officers at, following, or in connection with their resignation, retirement or other termination, or change in control, are discussed under the heading “Employment Agreements” below.

Outstanding Equity Awards at Fiscal Year End

The Board recently adopted the Midwest Holding Inc. 2019 Long Term Incentive Plan (the “Plan”) pursuant to which Midwest’s named executive officers and employees may receive equity awards. The Plan is attached hereto as Annex A, and is subject to approval by the shareholders at the meeting as further discussed under the heading “Proposal 4” below. Because the Plan remains subject to shareholder approval, and was not in effect at the end of Midwest’s last completed fiscal year, none of Midwest’s named executive officers had any unexercised options, unvested stock or equity incentive plan awards outstanding as of the end of its last completed fiscal year.

Employment Agreements

Upon Closing of the Xenith Agreement, Midwest became party to an amended employment agreement (“Employment Agreement”) with Mark A. Oliver. Among other things, the Employment Agreement provides:

(a) that Mr. Oliver is employed as an Executive Officer of Midwest and as Secretary and Vice President of its subsidiary American Life;

(b) a base salary to Mr. Oliver of $250,000 per year, a possible bonus in the discretion of the Board of Directors of Midwest or American Life;

(c) customary benefits including health insurance, life insurance, car allowance and other fringe benefits and expense reimbursements;

(d) for termination of the Employment Agreement upon Mr. Oliver’s death, disability or for good cause (as defined therein) in which event he will be entitled only to his base salary and benefits through the date of termination;

(e) for Mr. Oliver’s resignation without good reason (as defined therein) or retirement in which event he will be entitled only to his base salary and benefits through the date of termination;

(f) for Mr. Oliver’s resignation for good reason or upon a change in control of Midwest in which event he will be entitled to a severance payment equal to six months of his base salary; and

(g) customary confidentiality, non-compete and other provisions.

On June 28, 2018, upon the closing of the transaction with Xenith Holdings LLC mentioned above, American Life, Midwest’s principal operating subsidiary, entered into employment agreements with A. Michael Salem and Michael Minnich, newly elected Chairman and President of American Life, respectively. The terms and conditions of both agreements are substantially the same as described in subparagraphs (b) through (g) above, with respect to Mr. Oliver’s Employment Agreement.

Risks of Compensation Programs

We seek to closely align the interests of our named executive officers with the interests of the shareholders. Our compensation programs are designed to reward our named executive officers for the achievement of short-term and long-term strategic and operational goals and the achievement of increased total shareholder returns, while at the same time avoiding the encouragement of unnecessary risk-taking.

Director Compensation

Directors who are not employees received $1,000 for each meeting of the Board of Directors they attended in person and $350 per meeting they attend via telephone. Directors received an annual retainer of $5,000. Directors also are reimbursed for reasonable expenses related to their personal attendance at meetings. Our Board of Directors reviews director compensation on an annual basis.

The following table sets forth the compensation paid or accrued by Midwest to its directors, other than directors who are also named executive officers, for the last completed fiscal year.

DIRECTOR COMPENSATION

		Fees Earned or	All Other
Name	Year	Paid in Cash	Compensation	Total
Jack Theeler	2018	$15,100	--	$15,100
Steve Conner	2018	14,050	--	14,050
Dana Stapleton	2018	9,050	--	9,050
John Hompe	2018	10,100	--	10,100
Scott Morrison	2018	9,100	--	9,100
Firman Leung	2018	14,050	--	14,050
Total		$71,450	--	$71,450

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth all holdings of Common Stock and Preferred Stock as of April 18, 2019 of our directors and our named executive officers, our directors and named executive officers as a group, and all persons known by us to be beneficial owners of more than five percent of our Common Stock and Preferred Stock. Unless otherwise noted, the mailing address of each person or entity named below is 2900 South 70th Street, Suite 400, Lincoln, Nebraska, 68506.

We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock that they beneficially own, subject to applicable community property laws.

In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of Common Stock which such person has the right to acquire beneficial ownership within 60 days of April 18, 2019. We, however, did not deem these shares outstanding for the purpose of computing the percentage ownership of any other person. Beneficial ownership representing less than 1% is denoted with an asterisk (*).

	Common Stock		Class C Preferred Stock		Combined Voting Power (1)
Name	Number	Percent (2)	Number	Percent (3)	Number	Percent
Named Executive Officers:
Mark A. Oliver	251,191	*	—	*	251,191	*
Michael Minnich	879,110,665(4)	90.2%	1,500,000(5)	100%	951,965,139(6)	97.7%
A. Michael Salem	879,110,665(4)	90.2%	1,500,000(5)	100%	951,965,139(6)	97.7%
Todd Boeve	40,862	*	—	*	40,862	*
Debra Havranek	—	*	—	*	—	*
Non-Management Directors:
Steve Conner	9,340	*	—	*	9,340	*
John T. Hompe	—	*	—	*	—	*
Firman Leung	—	*	—	*	—	*
Joel Mathis	—	*	—	*	—	*
Scott Morrison	5,000	*	—	*	5,000	*
Dana Stapleton	33,863	*	—	*	33,863	*
Jack Theeler	54,180	*	—	*	54,180	*
Named Executive Officers and Directors as a Group (twelve persons):	879,505,101	90.2%	1,500,000(5)	100%	952,359,575	97.7%
Beneficial Owners of More than Five Percent:
Xenith Holdings, LLC	879,110,665(4)	90.2%	1,500,000(5)	100%	951,965,139(6)	97.7%

(1)

Represents percentage of voting power of our Common Stock and Class C Preferred Stock, on an as-converted basis, voting together as a single class, plus Common Stock issuable at any time upon conversion of four promissory notes. Each share of Class C Preferred Stock converts into 48.56965 shares of Common Stock.

(2)

We have based our calculation of the percentage of beneficial ownership on 974,825,840 shares of Common Stock, which number is comprised of (i) 22,860,701 shares of Common Stock outstanding as of April 18, 2019, (ii) 72,854,474 shares of Common Stock issuable upon the conversion of 1,500,000 shares of Preferred Stock at Xenith’s election, and (iii) 879,110,665 shares of Common Stock issuable upon the conversion of four promissory notes at Xenith’s election.

(3)	The percentage is based upon 1,500,000 shares of Class C Preferred Stock issued and outstanding on April 18, 2019.

(4)

The total includes 879,110,665 shares of Common Stock issuable upon the conversion of four promissory notes. Each promissory note was issued by Midwest to Xenith pursuant to the Xenith Agreement, and the holder of the notes may convert the outstanding principal balance into Common Stock at any time prior to maturity. Vespoint, LLC (“Vespoint”) owns all of the voting interests of Xenith, and Vespoint is also the manager of Xenith. Vespoint is owned and managed by AMS Advisors LLC and Rendezvous Capital LLC. All companies are private investment companies. Messrs. Salem and Minnich are Co-Chief Executive Officers of Vespoint. The address of Xenith, Vespoint, and Messrs. Salem and Minnich is 1075 Old Post Road, Bedford, NY 10506.

(5)

In connection with the Xenith Agreement, Midwest sold 1,500,000 shares of Class C Preferred Stock to Xenith for $1,500,000. The Class C Preferred Stock is convertible, at Xenith’s election, into 72,854,474 shares of Midwest’s Common Stock. The Class C Preferred Stock votes along with the Common Stock on an “as converted” basis.

(6)

The total includes (i) 879,110,665 shares issuable upon the conversion of the promissory notes discussed in Footnote 4, and (ii) 72,854,474 shares issuable upon the conversion of $1,500,000 shares of Class C Preferred Stock.

PROPOSAL 4
ADOPTION OF THE MIDWEST HOLDING INC.
2019 LONG-TERM INCENTIVE PLAN

Our Board adopted the Midwest Holding Inc. 2019 Long-Term Incentive Plan (the “2019 LTIP”), subject to the approval and adoption by our shareholders at the Annual Meeting. No grants will be made under the 2019 LTIP until our shareholders approve it.

The 2019 LTIP provides Midwest with an equity compensation program. An equity compensation program is an important compensation element to remain competitive in our industry in attracting and retaining experienced talent. In considering the appropriate number of shares to request under the 2019 LTIP, we have carefully considered our anticipated equity needs in light of our stock price and employment needs. If the 2019 LTIP is approved at the Annual Meeting, it will become effective as of June 11, 2019. If the 2019 LTIP is approved by shareholders, we intent to file, pursuant to the Securities Act of 1933 (the “Securities Act”), a registration statement on Form S-8 to register the shares available for delivery under the 2019 LTIP as soon as practicable after the Annual Meeting.

Summary of Principal Terms of 2019 LTIP

The following is a summary description of the material features of the 2019 LTIP. This summary is qualified in its entirety by reference to the full text of the 2019 LTIP, a copy of which is included with this proxy statement as Appendix A.

The 2019 LTIP expires on June 11, 2029, and no awards may be granted under the 2019 LTIP after that date. However, the terms and conditions of the 2019 LTIP will continue to apply after that date to all 2019 LTIP awards granted prior to that date until they are no longer outstanding. No grants will be made under the 2019 LTIP unless our stockholders approve it.

The purposes of the 2019 LTIP are to create incentives which are designed to motivate participants to put forth maximum effort toward our success and growth and to enable us to attract and retain experienced individuals who, by their position, ability and diligence are able to make important contributions to our success, and thereby to enhance shareholder value.

Under the 2019 LTIP, we may grant stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, performance bonuses, stock awards and other incentive awards to our employees or those of our subsidiaries or affiliates, subject to the terms and conditions set forth in the 2019 LTIP. We may also grant nonqualified stock options, restricted stock awards, restricted stock units, stock appreciation rights, performance units, stock awards and other incentive awards to any persons rendering consulting or advisory services and non-employee directors, subject to the conditions set forth in the 2019 LTIP. Generally, all classes of our employees are eligible to participate in the 2019 LTIP. As of April 15, 2019, there were approximately 16 full-time employees, no part-time employees, and six non-employee directors of the Company that are eligible to participate in the 2019 LTIP.

The 2019 LTIP provides that a maximum of 51,000,000 shares of our Common Stock may be issued in conjunction with awards granted under the 2019 LTIP. On April 15, 2019, the closing price of a share of our Common Stock was $0.06. Shares of Common Stock cancelled, settled in cash, forfeited, withheld, or tendered by the participant to satisfy exercise prices or tax withholding obligations will be available for delivery pursuant to other awards.

One of the requirements for the favorable tax treatment available to incentive stock options under the Internal Revenue Code of 1986, as amended (the “Code”), is that the 2019 LTIP must specify, and our stockholders must approve, the maximum number of shares available for issuance pursuant to incentive stock options. As a result, in order to provide flexibility, the 2019 LTIP provides that up to 51,000,000 shares of Common Stock may be issued pursuant to incentive stock options. The shares issued under the 2019 LTIP will be authorized but unissued shares or shares currently held (or subsequently acquired) as treasury shares.

Administration

Our Board or a committee appointed by the Board administers the 2019 LTIP. Except as set forth in the 2019 LTIP, the committee will serve at the pleasure of the Board. Our Board has retained authority to administer the 2019 LTIP at this time.

With respect to awards to be made to any of our non-employee directors, the Board will determine:

●	which of such persons should be granted awards;
●	the terms of proposed grants or awards to those selected to participate;
●	the exercise price for options and stock appreciation rights;
●	any limitations, restrictions and conditions upon any awards; and
●	rules for the administration of the 2019 LTIP and resolution of any disputes that may arise under the 2019 LTIP.

In connection with the administration of the 2019 LTIP, the Board, with respect to awards to be made to any officer, employee or consultant who is not one of our non-employee directors, will:

●	determine which employees and other persons will be granted awards under the 2019 LTIP;
●	grant the awards to those selected to participate;
●	determine the exercise price for options and stock appreciation rights; and
●	prescribe any limitations, restrictions and conditions upon any awards.

In addition, our Board will:

●	interpret the 2019 LTIP; and
●	make all other determinations and take all other actions that may be necessary or advisable to implement and administer the 2019 LTIP.

The Board may allocate or delegate its responsibilities to the extent permitted by applicable law or stock exchange rules.

Types of Awards

The 2019 LTIP permits the Board to make several types of awards and grants, including awards of shares of restricted stock, awards of restricted stock units, the grant of options to purchase shares of our Common Stock, awards of stock appreciation rights (“SARs”), awards of performance units, awards of performance bonuses, stock awards and other incentive awards.

Restricted Stock. Restricted shares of our Common Stock may be granted under the 2019 LTIP subject to such terms and conditions, including forfeiture and vesting provisions, time and performance based restrictions, and restrictions against sale, transfer or other disposition as the Board may determine to be appropriate at the time of making the award. In addition to or in lieu of any time vesting conditions determined by the Board, vesting and/or the grant of restricted stock awards may be subject to our achievement of specified performance criteria. In addition, the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition. Shares of restricted stock will generally vest upon the occurrence of a change of control.

Restricted Stock Units. A restricted stock unit entitles the recipient to receive a payment from us, following the lapse of restrictions on the award, equal to the fair market value of a share of our common stock. The 2019 LTIP provides for payment in the form of shares of our Common Stock or cash. Restricted stock units may be granted under the 2019 LTIP subject to such terms and conditions, including forfeiture and vesting provisions, as well as time and performance based restrictions, as the Board may determine to be appropriate at the time of making the award. In addition to or in lieu of any time vesting conditions determined by the Compensation Committee, vesting and/or the grant of restricted stock units may be subject to our achievement of specified performance criteria. Restricted stock units would generally vest upon the occurrence of a change of control.

The 2019 LTIP also permits the Board to grant tandem cash dividend rights or dividend unit rights with respect to restricted stock units. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made by us with respect to a share of our Common Stock during the period the tandem restricted stock unit is outstanding. A grant of cash dividend rights may provide that such cash payments shall be paid directly to the participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem restricted stock unit award (with or without interest in the discretion of the Board), or be subject to such other provisions or restrictions as determined in the discretion of the Board. A dividend unit right is a contingent right to have an additional number of restricted stock units credited to a participant in respect of a restricted stock unit award equal to the number of shares of our Common Stock that could be purchased at fair market value with the amount of each cash distribution made by us with respect to a share of our Common Stock during the period the tandem restricted stock unit is outstanding. A grant of dividend unit rights shall be subject to the same vesting and payment provisions as the tandem restricted stock unit award.

Stock Options. Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of Common Stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under the 2019 LTIP will be determined by the Board at the time of the grant. The Board will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board may, in its discretion, impose limitations on the exercise of all or some options granted under the 2019 LTIP, such as specifying minimum periods of time after grant during which options may not be exercised. The 2019 LTIP generally provides for acceleration of the right of a participant to exercise his or her stock option in the event we experience a change of control.

The 2019 LTIP provides that the stock options may either be incentive stock options within the meaning of Section 422 of the Code, or nonqualified options, which are stock options other than incentive stock options.

Incentive Stock Options. Incentive stock options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share exercise price not less than the fair market value of Common Stock on the date the incentive stock option is granted. In the case of an incentive stock option granted to a stockholder who owns shares of our outstanding stock of all classes representing more than 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share exercise price may not be less than 110% of the fair market value of the Common Stock on the date the incentive stock option is granted and the term of such option may not exceed five years. As required by Section 422 of the Code, the aggregate fair market value, determined at the time an incentive stock option is granted, of Common Stock with respect to which incentive stock options may be exercised by an optionee for the first time during any calendar year under all of our incentive stock option plans may not exceed $100,000.

Nonqualified Options. Nonqualified options are stock options which do not qualify as incentive stock options under Section 422 of the Code. Nonqualified options may be granted to directors and consultants, as well as to employees, or those directors, consultants, and employees of subsidiaries in which we have a controlling interest. The exercise price for nonqualified options will be determined by the Board at the time the nonqualified options are granted, but may not be less than the fair market value of our Common Stock on the date the nonqualified option is granted. Nonqualified options are not subject to any of the restrictions described above with respect to incentive stock options. Incentive stock options and nonqualified options are treated differently for federal income tax purposes as described below under “– Tax Treatment.”

The 2019 LTIP provides that the exercise price of stock options may be paid (1) in cash, (2) subject to the prior approval by the Board, in whole shares of Common Stock, (3) subject to the prior approval by the Board, by withholding shares of Common Stock which otherwise would be acquired on exercise, or (4) subject to the prior approval by the Board, by a combination of the foregoing, equal in value to the exercise price. The Board may also permit a stock option to be exercised by a broker-dealer acting on behalf of a participant through procedures approved by the Board, as applicable.

Stock Appreciation Rights. Awards of SARs entitle the recipient to receive a payment from us equal to the amount of any increase in the fair market value of the shares of our Common Stock subject to the SAR award between the date of the grant of the SAR award and fair market value of these shares on the exercise date. The 2019 LTIP provides for payment in the form of shares of our Common Stock or cash. The 2019 LTIP generally provides for acceleration of the right of a participant to exercise his or her SAR in the event we experience a change of control.

Performance Unit Awards. Performance units entitle the recipient to receive a certain target, maximum or minimum value in cash or Common Stock per unit upon the achievement of performance goals established by the Board.

Performance Bonuses. A performance bonus entitles the recipient to receive a cash bonus upon the attainment of one or more performance targets established by the Board. The 2019 LTIP permits payment of performance bonuses in the form of cash or our Common Stock.

Stock Awards. A stock award entitles the recipient to shares of our Common Stock not subject to vesting or forfeiture restrictions. Stock awards are awarded with respect to such number of shares of our Common Stock and at such times as the Board may determine, and the Board may require a participant to pay a stipulated purchase price for each share of our Common Stock covered by a stock award.

Other Incentive Awards. The 2019 LTIP permits the grant of other incentive awards based upon, payable in or otherwise related to, in whole or in part, shares of our Common Stock if the Board determines that such other incentive awards are consistent with the purposes of the 2019 LTIP. Such other incentive awards may include, but are not limited to, Common Stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, awards with value and payment contingent upon our performance or any other factors designated by the Board, and awards valued by reference to the book value of our Common Stock or the value of securities or the performance of specified subsidiaries. Long-term cash awards are also permitted under the 2019 LTIP. Cash awards are also permitted as an element of or a supplement to any awards permitted under the 2019 LTIP. Awards are permitted in lieu of obligations to pay cash or deliver other property under the 2019 LTIP or under other plans or compensation arrangements, subject to any applicable provision under Section 16 of the Exchange Act.

Transferability

Awards under the 2019 LTIP are not transferrable other than by will or by the laws of descent and distribution. Nonqualified Options are transferable on a limited basis, only with prior approval or authorization of the Board. In no event may a stock option be exercised after the expiration of its stated term.

Termination

Stock options, restricted stock, restricted stock units, SARs, performance units, performance bonuses and other incentive awards which have not vested will generally terminate immediately upon the holder’s termination of employment with us or any of our subsidiaries or affiliates, unless the Board specifies otherwise in an award agreement or elects to accelerate the vesting of the award. Unless the Board specifies otherwise in an award agreement, if an employee’s employment with us or any of our subsidiaries or affiliates terminates as a result of death or disability, the employee (or personal representative in the case of death) may exercise any vested incentive stock options for a period of up to one year after such termination and any vested nonqualified option during the remaining term of the option. Unless the Board specifies otherwise in an award agreement, if an employee’s employment with us or any of our subsidiaries or affiliates terminates for any other reason, the employee may exercise any vested option for a period of up to three months after such termination. Unless the Board specifies otherwise in an award agreement, if a consultant ceases to provide services to us or any of our subsidiaries or affiliates or a director terminates service as our director, the unvested portion of any award will be forfeited unless otherwise accelerated by the Board. Unless the Board specifies otherwise in an award agreement, a consultant or director may have three years following the date he or she ceases to provide consulting services or ceases to be a director, as applicable, to exercise any nonqualified options which are otherwise exercisable on the date of termination of service. No stock option or SAR may be exercised following the expiration date of the stock option or SAR.

Dilution; Substitution

The 2019 LTIP provides protection against substantial dilution or enlargement of the rights granted to holders of awards in the event of stock splits, recapitalizations, mergers, consolidations, reorganizations or similar transactions. The 2019 LTIP provides that, upon the occurrence of a change of control event, the Board would have discretion, without the consent of any participant or holder of an award, to the extent permitted by applicable law, to cancel awards and make payments in respect thereof in cash; replace awards with other rights or property selected by the Board; provide that awards will be assumed by a successor or survivor entity (or a parent or subsidiary thereof) or be exchanged for similar rights or awards based on the equity of the successor or survivor (or a parent or subsidiary thereof); adjust outstanding awards as appropriate to reflect the change of control event; accelerate any vesting schedule to which an award is subject; provide that awards are payable; and/or provide that awards terminate upon such event.

Amendment

The Board may amend the 2019 LTIP, or any part of the 2019 LTIP, at any time and for any reason. However, without stockholder approval, the 2019 LTIP may not be amended in a manner that would (i) materially increase the number of shares that may be issued under the 2019 LTIP, (ii) materially modify the requirements as to eligibility for participation in the 2019 LTIP, (iii) materially increase the benefits to participants provided by the 2019 LTIP, (iv) decrease the exercise price for an outstanding stock option or SAR, or (v) must otherwise be approved by the stockholders in order to comply with national securities exchange rules.

Tax Treatment

The following is a brief description of the U.S. federal income tax consequences, under existing law, with respect to awards that may be granted under the 2019 LTIP. This summary is based on current U.S. federal income tax laws and is not intended to provide or supplement tax advice to eligible employees or other participants. This summary is not intended to be exhaustive and does not describe state, local or foreign consequences, employment withholding tax consequences, or the effect, if any, of gift, estate and inheritance taxes.

Restricted Stock. A recipient of restricted stock generally will not recognize taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss (long-term or short-term depending on the holding period) in the year of such sale in an amount equal to the difference between the amount realized from the sale and his or her basis in the stock, equal to the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in ordinary income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of ordinary income that must be recognized by virtue of the restricted stock grant. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Restricted Stock Units. A recipient of restricted stock units generally will not recognize taxable income until the recipient receives cash and/or the transfer of shares in satisfaction of the restricted stock unit award. At that time, an amount equal to the aggregate of any cash and the fair market value of any shares received is taxable to the recipient as ordinary income. If a recipient of restricted stock units subsequently sells any shares so transferred, he or she generally will realize capital gain or loss (at long-term or short-term rates depending on the holding period) in the year of such sale in an amount equal to the difference between the amount realized from the sale and his or her basis equal to the amount previously included in income as ordinary income with respect to such shares received in satisfaction of a restricted stock unit award. Subject to Section 162(m) of the Code, we generally will be entitled to a deduction in the year the recipient is required to recognize income by virtue of receipt of cash or shares, equal to the amount of taxable income recognized by the recipient.

Incentive Stock Options. An optionee will not realize taxable income upon the grant of an incentive stock option. As long as the optionee has been an employee of us or of one of our permissible corporate subsidiaries from the date of grant through the date the incentive stock option is exercised and if the incentive stock option is exercised during his or her period of employment and within three months after termination, the optionee will not recognize taxable income upon exercise. Upon exercise, however, the amount by which the fair market value of the shares with respect to which the incentive stock option is exercised (determined on the date of exercise) exceeds the exercise price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee’s individual circumstances. If the optionee does not dispose of the shares of common stock acquired by exercising an incentive stock option within two years from the date of the grant of the incentive stock option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the stock, any amount realized by the optionee in excess of the exercise price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an incentive stock option.

If any shares of common stock acquired upon exercise of an incentive stock option are resold or disposed of before the expiration of the prescribed holding periods (i.e., two years from grant and one year from exercise), the optionee will realize ordinary income instead of capital gain. The amount of the ordinary income realized will generally be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the exercise price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized upon the sale over the exercise price. Any additional gain would generally be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an incentive stock option, subject to Section 162(m) of the Code, we generally would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

If an optionee uses already owned shares of common stock to pay the exercise price under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of common stock are “statutory option stock,” and, if so, whether the statutory option stock has been held by the optionee for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. In general, “statutory option stock” is any stock acquired through the exercise of an incentive stock option or an option granted pursuant to an employee stock purchase plan, but not stock acquired through the exercise of a nonqualified stock option. If the stock is statutory option stock with respect to which the applicable holding period has been satisfied, no income will be recognized by the optionee upon the transfer of the stock in payment of the exercise price of an incentive stock option. If the stock used to pay the exercise price is statutory option stock with respect to which the applicable holding period has not been satisfied, the transfer of the stock will be a premature disposition, as described above, which will result in the recognition of ordinary income by the optionee in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering the stock was exercised over the amount paid for the stock.

If an optionee effects a net exercise of an incentive stock option by surrendering a portion of the shares of stock with respect to which the option is exercisable to pay the exercise price, the surrender of the stock will be a premature disposition, as described above, which will result in the recognition of ordinary income by the optionee in an amount equal to the fair market value of the surrendered stock.

Nonqualified Options. An optionee will not realize taxable income upon the grant of a nonqualified option. At the time the optionee exercises the nonqualified option, the amount by which the fair market value, at the time of exercise, of the shares with respect to which the nonqualified option is exercised exceeds the exercise price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the optionee before sale.

If an optionee uses already owned shares of common stock to pay the exercise price under a nonqualified option, the number of shares received pursuant to the nonqualified option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the optionee upon the exercise will be taxable to the optionee as ordinary income. If the already owned shares of common stock are not “statutory option stock” or are statutory option stock with respect to which the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received pursuant to the exercise of the nonqualified option will not be statutory option stock. However, if the already owned shares of common stock are statutory option stock with respect to which the applicable holding period has not been satisfied, it is not presently clear whether the exercise will be considered a premature disposition of the statutory option stock, whether the shares received upon exercise will be statutory option stock, or how the optionee’s basis will be allocated among the shares received.

Stock Appreciation Rights. A recipient of SARs will not realize taxable income upon the grant of a SAR. At the time the recipient exercises the SAR, an amount equal to the aggregate of any cash and the fair market value of any shares received is taxable to the recipient as ordinary income in the year of such exercise. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the recipient. If the recipient thereafter sells any shares received upon exercise, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the recipient as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the recipient before sale.

Performance Units and Performance Bonuses. A recipient of performance units or a performance bonus generally will not realize taxable income upon the grant of such award. The recipient will recognize ordinary income upon the receipt of cash and/or the transfer of shares in satisfaction of the award of performance units or performance bonus in an amount equal to the aggregate of any cash and the fair market value of any shares received. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the recipient. If the recipient thereafter sells any shares received in satisfaction of the award, the difference between any amount realized on the sale and the fair market value of the shares at the time of their receipt will be taxed to the recipient as a capital gain or loss, at short-term or long-term rates depending on the length of time the stock was held by the recipient before sale.

Stock Awards. A recipient of a stock award will recognize ordinary income upon the receipt of shares in an amount equal to the fair market value of any shares received over the amount, if any, paid for the shares. Subject to Section 162(m) of the Code, we generally will be entitled to a corresponding income tax deduction equal to the ordinary income recognized by the recipient. If a recipient subsequently sells the shares, he or she generally will realize capital gain or loss (at long-term or short-term rates depending on the holding period) in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the fair market value of the shares at the time of receipt plus the price paid for the stock, if any.

Other Incentive Awards. The specific tax consequences applicable with respect to other incentive awards granted under the 2019 LTIP will depend on the terms and conditions applicable to the award.

Code Section 162(m). Under Section 162(m) of the Code, no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to our “covered employees.” A “covered employee” is any individual who has served at any time after December 31, 2016 as our chief executive officer, chief financial officer, or other executive officer whose compensation has been reported in our proxy statement, regardless of whether any such individual is still employed by us.

Code Section 409A. The 2019 LTIP and any awards granted under it are intended to comply with, or otherwise be exempt from, the requirements of Section 409A of the Code and its related Treasury Regulations and guidance. If any provision of the 2019 LTIP or award granted under the 2019 LTIP is determined not to comply with Section 409A, the Board has authority to take any actions necessary and appropriate for compliance. No payments that would constitute “deferred compensation” upon termination of employment or other service under Section 409A will be made under the 2019 LTIP unless the termination is also a “separation from service” under Section 409A. If a participant is a “specified employee” under Section 409A, the commencement of any payments or benefits under the award will be deferred until six months plus one day following the date of the participant’s termination or, if earlier, death (or such other period as required to comply with Section 409A). The Company will not be liable for any additional tax, interest or penalties imposed on a participant by Section 409A of the Code or damages for failing to comply with Section 409A.

The foregoing is only a summary of the current effect of certain U.S. federal income taxation upon the participant and us with respect to the grant and exercise of awards or compensation granted under the 2019 LTIP. Participants are hereby notified that (i) any discussion of U.S. federal tax issues in this proxy statement is not intended to be written or used, and cannot be used, for the purpose of avoiding penalties that may be imposed under the Code, and (ii) participants should seek advice based on their particular circumstances from an independent tax advisor.

New Plan Benefits

The benefits that will be awarded or paid in the future under the 2019 LTIP cannot currently be determined. Awards granted under the 2019 LTIP after the date of the Annual Meeting are within the discretion of the Board, subject to the terms of the 2019 LTIP.

Equity Compensation Plan Information

Midwest did not have any equity compensation plans under which equity securities were authorized for issuance at the end of fiscal year 2018. If approved by the shareholders at the Annual Meeting, the 2019 LTIP will become effective on June 11, 2019, and Midwest will provide the disclosure required by Item 10(c) of Schedule 14A and Item 201(d) of Regulation S-K with respect to the 2019 LTIP in the proxy statement to be provided to shareholders in connection with the next Annual Meeting of Shareholders.

Approval by the Shareholders of the Proposal

Approval of the proposal to approve and adopt the 2019 LTIP requires the affirmative vote of the holders of a majority in voting power of the shares represented in person or by proxy at the Annual Meeting and voting on such proposal; provided that a quorum is present.

The Board believes that approval and adoption of the 2019 LTIP will promote our interests and the interests of the shareholders and continue to enable us to attract, retain and reward persons important to our success and provide incentives based on the attainment of corporate objectives and increases in shareholder value. Members of the Board are eligible to participate in the 2019 LTIP, and thus, have a personal interest in the approval and adoption of the 2019 LTIP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5
ADVISORY VOTE ON THE COMPENSATION OF
THE COMPANY’S NAMED EXECUTIVE OFFICERS

General

In accordance with Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), the Board of Directors provides shareholders with the opportunity to cast an advisory vote on the compensation of the Company’s Named Executive Officers. This non-binding advisory shareholder vote, commonly known as “Say-on-Pay,” gives you, as a shareholder, the opportunity to endorse or not endorse our executive pay program and policies. We do not believe a static, systematic pattern exists between executive compensation and performance. Our compensation philosophy is not structured to “motivate” managerial behaviors through incentive compensation. Rather, our primary objective is to acquire and retain people of integrity who take pride in delivering positive results without the distraction of bonus incentives. We believe our compensation structure is a model structure for our peers and alleviates the very concerns that “Say-on-Pay” is attempting to address. As such, our compensation structure is something you, as a shareholder, should approve.

Vote Required

Because your vote is advisory, it will not be binding upon the Company or the Board. However, the Board will take into account the outcome of the vote when considering future executive pay. Accordingly, we are providing you the opportunity to cast a non-binding advisory vote on the compensation of the Company’s Named Executive Officers contained in this proxy, through the following resolution:

RESOLVED, that the compensation of the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and the related disclosures contained in the Proxy Statement dated April 30, 2019 is hereby APPROVED.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED PURSUANT TO ITEM 402 OF REGULATION S-K, INCLUDING THE COMPENSATION TABLES AND THE RELATED DISCLOSURES CONTAINED IN THIS PROXY STATEMENT.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL 5.

INDEPENDENT PUBLIC ACCOUNTANTS

Independent Registered Public Accounting Firm

The Audit Committee has retained RSM US LLP (“RSM”) as Midwest’s independent registered public accounting firm (our independent auditor). RSM audited our financial statements for the fiscal year ended December 31, 2018. A representative of RSM is not expected to be present at the Annual Meeting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Audit Committee Charter, the Audit Committee is tasked with pre-approving all audit and permitted non-audit and tax services that may be provided by the independent auditors or other registered public accounting firms, and establishing policies and procedures for the Committee’s pre-approval of permitted services by the independent auditors or other registered public accounting firms on an on-going basis. Of the fees shown in the table below, which were paid to our independent auditors, 100% were approved by the Audit Committee.

Fees Paid to Independent Auditor

The following is a summary and description of fees for services provided to Midwest by RSM in 2018 and 2017.

	2018	2017
Services	RSM	RSM
Audit Fees(1)	$301,665	$230,680
Audit-Related Fees(2)	—	—
Tax Fees(3)	$23,500	$20,370
All Other Fees(4)	—	—
Total	$325,165	$251,050

(1)	Audit Fees include professional services for the audit of our annual financial statements, reviews of the financial statements included in our Form 10-Q filings, and services normally provided in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees comprise fees for professional services reasonably related to the performance of the audit or review of the Company’s financial statements and are not otherwise included in “Audit Fees.”

(3)	Tax Fees include professional services for tax compliance, tax advice and tax planning.

(4)	All Other Fees include fees for miscellaneous services other than the services reported under “Audit Fees,” “Audit Related Fees” and “Tax Fees” for the services in question.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed Midwest’s audited financial statements for fiscal year ended December 31, 2018 with Midwest’s management, and such audited financial statements are included in the Company’s Annual Report on Form 10-K.

The Audit Committee has discussed with Midwest’s independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. l, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee received the written disclosures from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s independence. The Audit Committee has discussed the independent auditor’s independence with representatives of the independent auditor. Based on the above described review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included with the Company’s Form 10-K for the fiscal year ended December 31, 2018.

Respectfully submitted,

Audit Committee

John T. Hompe, Chairman
Jack Theeler, Director
Scott Morrison, Director

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

The Board has adopted a written policy that establishes a framework for the review and approval or ratification of transactions between Midwest and its related persons and/or their respective immediate family members and affiliated entities. We refer to this policy as our “Code of Conduct and Conflicts of Interest Policy”, and it is available on our website www.midwestholding.com.

The Code of Conduct and Conflicts of Interest Policy requires that all related person transactions shall be reviewed and approved or ratified by the Audit Committee.

SHAREHOLDER PROPOSALS

Under SEC Rule 14a-8, if a shareholder wants us to include a proposal in our proxy statement and form of proxy for presentation at our 2020 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506, by February 15, 2020, which is a reasonable time before we anticipate making our proxy materials for the 2020 Annual Meeting of Shareholders available to shareholders. The proposal should be sent to the attention of the Corporate Secretary of Midwest Holding Inc., and must satisfy the requirements of SEC Rule 14a-8.

In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by certified mail-return receipt requested. Such proposals must also meet the other requirements established by the SEC for shareholder proposals.

ADDITIONAL INFORMATION

Annual Report

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and the Notice of the 2019 Annual Meeting and Proxy Statement are available at www.envisionreports.com/MDH. We will promptly provide to any shareholder, upon written request and without charge, a copy (without exhibits, unless otherwise requested) of our Annual Report on Form 10-K as filed with the SEC for the fiscal year ended December 31, 2018. Any such request should be directed to Midwest Holding Inc., Attn: Corporate Secretary, 2900 South 70th Street, Suite 400, Lincoln, Nebraska 68506 or by calling (402) 489-8266.

The Company is subject to the requirements of the Securities Exchange Act of 1934 (“Exchange Act”) and files with the SEC annual, quarterly and current reports, proxy statements and other documents. You may review and obtain copies of each such document filed by the Company with the SEC at the SEC’s address or website described in the following paragraph. However, the annual, quarterly and current reports, proxy statements and other documents filed by the Company with the SEC are not incorporated by reference into this proxy statement.

Statements made in this Proxy Statement regarding the contents of any contract or other documents are summaries of the material terms of the contract or document. Copies of this proxy statement may be inspected without charge at the public reference room of the SEC located at 100 F Street, N.E., Washington, D.C. 20549, as may the other reports, exhibits and documents that the Company has filed, or will file, with the SEC. Copies of this Proxy Statement may be obtained from the SEC at prescribed rates. In addition, the SEC maintains a website that contains reports, proxy and information statements and other documents that are filed with the SEC through the SEC’s EDGAR System. The website can be accessed at http://www.sec.gov.

Incorporation by Reference

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of Midwest Holding Inc. under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this proxy statement entitled “Audit Committee Report” (to the extent permitted by the rules of the SEC) shall not be deemed to be so incorporated unless specifically provided otherwise in such filing.

Dated: April 30, 2019

By Order of the Board of Directors

/s/ Mike Minnich
Mike Minnich
Executive Chairman

APPENDIX A

MIDWEST HOLDING INC.
2019 LONG-TERM INCENTIVE PLAN

ARTICLE I
PURPOSE

1.1 Purpose. The purposes of this Plan are to create incentives which are designed to motivate Participants to put forth maximum effort toward the success and growth of the Company and to enable the Company to attract and retain experienced individuals who by their position, ability and diligence are able to make important contributions to the Company’s success. Toward these objectives, this Plan provides for the grant of Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Performance Bonuses, Stock Awards and Other Incentive Awards to Eligible Employees and the grant of Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, SARs, Performance Units, Stock Awards and Other Incentive Awards to Consultants and Eligible Directors, subject to the conditions set forth in this Plan.

ARTICLE II
DEFINITIONS

2.1 “Affiliated Entity” means any corporation, partnership, limited liability company or other form of legal entity in which a substantial portion of the ownership interest thereof is owned or controlled, directly or indirectly, by the Company or one or more of its Subsidiaries or Affiliated Entities or a combination thereof. For purposes hereof, the Company, a Subsidiary or an Affiliated Entity shall be deemed to have a substantial ownership interest in a partnership or limited liability company if the Company, such Subsidiary or Affiliated Entity (a) shall be allocated a majority of partnership or limited liability company gains or losses or (b) shall be or control a managing member, manager, managing director or a general partner of such partnership or limited liability company.

2.2 “Award” means, individually or collectively, any Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award or Other Incentive Award granted under this Plan to an Eligible Employee by the Board or any Nonqualified Stock Option, Performance Unit, SAR, Restricted Stock Award, Restricted Stock Unit, Stock Award or Other Incentive Award granted under this Plan to a Consultant or an Eligible Director by the Board, in either case pursuant to such terms, conditions, restrictions, and/or limitations, if any, as the Board may establish by the Award Agreement or otherwise.

2.3 “Award Agreement” means any written or electronic instrument that establishes the terms, conditions, restrictions, and/or limitations applicable to an Award in addition to those established by this Plan and by the Board’s exercise of its administrative powers.

2.4 “Board” means the Board of Directors of the Company and, if the Board has appointed a Committee as provided in Section 3.2, the term “Board” shall include such Committee.

2.5 “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by the Company with respect to a share of Common Stock during the period such Award is outstanding.

2.6 “Change of Control Event” means each of the following:

(a) Any transaction in which shares of voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company are issued by the Company, or sold or transferred by the stockholders of the Company, in either case resulting in those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such transaction ceasing to beneficially own voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately after such transaction;

(b) The merger or consolidation of the Company with or into another entity resulting in those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such merger or consolidation ceasing to beneficially own voting securities representing more than 50% of the total combined voting power of all outstanding voting securities of the surviving corporation or resulting entity immediately after such merger of consolidation; or

(c) The sale of all or substantially all of the Company’s assets unless those persons and entities who beneficially owned voting securities of the Company representing more than 50% of the total combined voting power of all outstanding voting securities of the Company immediately prior to such asset sale beneficially own voting securities of the purchasing entity representing more than 50% of the total combined voting power of all outstanding voting securities of the purchasing entity immediately after such asset sale.

Notwithstanding anything herein to the contrary, with respect to any amounts that constitute deferred compensation under Section 409A of the Code, to the extent required to avoid accelerated taxation or penalties, no Change of Control Event will be deemed to have occurred unless such Change of Control Event also constitutes a change in control in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the Company’s assets under Treasury Regulation Section 1.409A-3(i)(5).

2.7 “Code” means the Internal Revenue Code of 1986, as amended. References in this Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

2.8 “Committee” means the Committee appointed by the Board as provided in Section 3.2.

2.9 “Common Stock” means the voting common stock, $0.001 par value per share, of the Company, and after substitution, such other stock as shall be substituted therefore as provided in Article XII.

2.10 “Company” means Midwest Holding Inc., a Nebraska corporation.

2.11 “Consultant” means any individual who is engaged by the Company, a Subsidiary or an Affiliated Entity to render bona-fide consulting or advisory services, which services are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities.

2.12 “Date of Grant” means the date on which the grant of an Award is authorized by the Board or such later date as may be specified by the Board as the Date of Grant in such authorization.

2.13 “Disability” means, except as otherwise provided in this Plan, the Participant is unable to continue providing services by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months. For purposes of this Plan, the determination of Disability shall be made in the sole and absolute discretion of the Board.

2.14 “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of whole shares of Common Stock that could be purchased at Fair Market Value upon, and with the amount of, each cash distribution made by the Company during the period such Award is outstanding with respect to a number of shares of Common Stock equal to the number of Restricted Stock Units subject to the Award at the time of each such distribution.

2.15 “Effective Date” means March 26, 2019.

2.16 “Eligible Employee” means any employee of the Company, a Subsidiary, or an Affiliated Entity as approved by the Board.

2.17 “Eligible Director” means any member of the Board who is not an employee of the Company, a Subsidiary or an Affiliated Entity, or a Consultant.

2.18 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.19 “Fair Market Value” means (a) during such time as the Common Stock is registered under Section 12 of the Exchange Act, the mean between the highest and lowest sales price of the Common Stock as quoted by an established stock exchange or automated quotation system on the day for which such value is to be determined, or, if there was no quoted price for such day, then the weighted average of the means between highest and lowest sales for the nearest date before and the nearest date after the day for which volume is to be determined on which there was a quoted price as reported in The Wall Street Journal or such other sources as the Board deems reliable, or (b) during any such time as the Common Stock is not listed upon an established stock exchange or automated quotation system, the mean between dealer “bid” and “ask” prices of the Common Stock in the over-the-counter market on the day for which such value is to be determined, as reported in The Wall Street Journal or such other source as the Board deems reliable, or (c) during any such time as the Common Stock cannot be valued pursuant to (a) or (b) above, the fair market value of the Common Stock as determined in good faith by the Board using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation Section 1.409A-1(b)(5)(iv)(B) or any successor provision.

2.20 “Incentive Stock Option” means an Option that is intended to be an “incentive stock option” within the meaning of Section 422 of the Code.

2.21 “Nonqualified Stock Option” means an Option which is not an Incentive Stock Option.

2.22 “Other Incentive Award” means an incentive award granted to an Eligible Employee, Consultant or Eligible Director under Article XI of this Plan.

2.23 “Option” means an Award granted under Article V of this Plan and includes both Nonqualified Stock Options and Incentive Stock Options to purchase shares of Common Stock.

2.24 “Participant” means an Eligible Employee, a Consultant or an Eligible Director to whom an Award has been granted by the Board under this Plan.

2.25 “Performance Bonus” means the bonus which may be granted to Eligible Employees under Article X of this Plan.

2.26 “Performance Units” means those monetary units and/or units representing fictional shares of Common Stock that may be granted to Eligible Employees, Consultants or Eligible Directors pursuant to Article IX hereof.

2.27 “Plan” means the Midwest Holding Inc. 2019 Long-Term Incentive Plan, as amended and restated from time to time.

2.28 “Restricted Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VI of this Plan.

2.29 “Restricted Stock Unit” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article VII of this Plan.

2.30 “Restriction Period” means the period during which an Award remains subject to time- and/or performance-based restrictions.

2.31 “SAR” means a stock appreciation right granted to an Eligible Employee, Consultant or Eligible Director under Article VIII of this Plan.

2.32 “Stock Award” means an Award granted to an Eligible Employee, Consultant or Eligible Director under Article XI of this Plan.

2.33 “Subsidiary” means a “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

ARTICLE III
ADMINISTRATION

3.1 Shares Subject to this Plan. Subject to the limitations set forth herein, 51,000,000 shares of Common Stock are reserved for issuance pursuant to Awards made under this Plan. The limitations of this Section 3.1 shall be subject to the adjustment provisions of Article XII.

3.2 Administration of this Plan. The Board shall administer this Plan. The Board may, by resolution, appoint a Committee of one or more members of the Board to administer this Plan and delegate its powers described under this Section 3.2 for purposes of Awards granted to Eligible Employees and Consultants; provided, however, that no such delegation shall be effective with respect to Awards for individuals subject to Section 16 of the Exchange Act with respect to the Company unless the Committee consists solely of two or more “non-employee directors.” Neither the Company nor any member of the Board shall be liable for any action or determination made in good faith by the Board with respect to this Plan or any Award hereunder. The Board’s determinations under this Plan need not be uniform and may be made selectively among Participants, whether or not such Participants are similarly situated. Each member of the Board is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any Eligible Employee of the Company, the Company’s independent certified public accountants or any executive compensation consultant or other professional retained by the Company or the Board to assist in the administration of this Plan. The Company shall effect the granting of Awards under this Plan, in accordance with the determinations made by the Board, by execution of written agreements and/or other instruments in such form as is approved by the Board. Subject to the provisions of this Plan, the Board shall have exclusive power to:

(a) Select Eligible Employees and Consultants to participate in this Plan.

(b) Determine the time or times when Awards will be made to Eligible Employees or Consultants.

(c) Determine the form of an Award, whether an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, SAR, Performance Unit, Performance Bonus, Stock Award or Other Incentive Award, the number of shares of Common Stock, Performance Units or Restricted Stock Units subject to the Award, the amount and all the terms, conditions (including performance requirements), restrictions and/or limitations, if any, of an Award, including the time and conditions of exercise or vesting, and the terms of any Award Agreement, which may include the waiver or amendment of prior terms and conditions or acceleration or early vesting or payment of an Award.

(d) Determine whether Awards will be granted singly or in combination.

(e) Accelerate the vesting, exercise or payment of an Award or the performance period of an Award.

(f) Adopt rules for the administration, interpretation and application of this Plan as are consistent herewith, and interpret, amend or revoke any such rules.

(g) Correct any defect(s) or omission(s) or reconcile any ambiguity(ies) or inconsistency(ies) in this Plan or any Award granted hereunder.

(h) Make all other decisions and determinations it deems advisable for the administration of this Plan.

(i) Decide all disputes arising in connection with this Plan and otherwise supervise the administration of this Plan.

(j) Take any and all other action it deems necessary or advisable for the proper operation or administration of this Plan.

3.3 Administration of Grants to Eligible Directors. The Board shall have the exclusive power to select Eligible Directors to participate in this Plan and to determine the number of Nonqualified Stock Options, Performance Units, Restricted Stock Units, SARs, Stock Awards, Other Incentive Awards or the number of shares of Common Stock subject to a Restricted Stock Award awarded to Eligible Directors selected for participation. If the Board appoints a Committee to administer this Plan, it may delegate to the Committee administration of all aspects of the Awards made to Eligible Directors.

3.4 The Board to Make Rules and Interpret Plan. The Board in its sole discretion shall have the authority, subject to the provisions of this Plan, to establish, adopt, or revise such rules and regulations and to make all such determinations relating to this Plan, as it may deem necessary or advisable for the administration of this Plan. The Board’s interpretation of this Plan or any Awards and all decisions and determinations by the Board with respect to this Plan shall be final, binding, and conclusive on all parties.

3.5 Delegation by the Committee. Except to the extent prohibited by applicable law or the rules of any stock exchange on which the Common Stock is listed, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

3.6 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board, and to the extent allowed by applicable laws, the Board shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Board may be party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted under this Plan, and against all amounts paid by the Board in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Board in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Board did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after institution of any such action, suit or proceeding, the Board shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

ARTICLE IV
GRANT OF AWARDS

4.1 Grant of Awards. Awards granted under this Plan shall be subject to the following conditions:

(a) Subject to Article XII, the aggregate number of shares of Common Stock that may be covered by Options that are designated as Incentive Stock Options may not exceed 51,000,000.

(b) Any shares of Common Stock related to Awards which terminate by expiration, forfeiture, cancellation or otherwise without the issuance of shares of Common Stock or are exchanged in the Board’s discretion for Awards not involving the issuance of shares of Common Stock, shall be available again for grant under this Plan and shall not be counted against the shares authorized under Section 3.1. Any shares of Common Stock issued as Restricted Stock Awards that subsequently are forfeited without vesting shall again be available for grant under this Plan and shall not be counted against the shares authorized under Section 3.1. Any Awards that, pursuant to the terms of the applicable Award Agreement, are to be settled in cash, whether or not denominated in or determined with reference to shares of Common Stock (for example, SARs, Performance Units or Restricted Stock Units to be settled in cash), shall not be counted against the shares authorized under Section 3.1. Shares of Common Stock withheld to satisfy applicable withholding taxes pursuant to Section 13.3 shall be available for future issuance under this Plan. Any shares of Common Stock tendered or withheld in payment of any exercise price or purchase price of an Award will be available for future issuance under this Plan.

(c) Common Stock delivered by the Company in payment of an Award authorized under Articles V and VI of this Plan may be authorized and unissued Common Stock or Common Stock held in the treasury of the Company.

(d) The Board shall, in its sole discretion, determine the manner in which fractional shares arising under this Plan shall be treated.

(e) Shares of Common Stock issued hereunder may be evidenced in any manner determined by the Board, including, but not limited to, separate certificates or book-entry registration

(f) Except for adjustments pursuant to Article XII or reductions of the exercise price approved by the Company’s stockholders, the exercise price for any outstanding Option or SAR may not be decreased after the Date of Grant nor may an outstanding Option or SAR granted under this Plan be surrendered to the Company as consideration for the grant of a replacement Option or SAR with a lower exercise price or any other award under this Plan. Except as approved by the Company’s stockholders, in no event shall any Option or SAR granted under this Plan be surrendered to the Company in consideration for a cash payment if, at the time of such surrender, the exercise price of the Option or SAR is greater than the then current Fair Market Value of a share of Common Stock.

(g) Eligible Directors and Consultants may only be granted Nonqualified Stock Options, Performance Units, Restricted Stock Awards, Restricted Stock Units, SARs, Stock Awards or Other Incentive Awards under this Plan.

(h) The maximum term of any Award shall be ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

ARTICLE V
STOCK OPTIONS

5.1 Grant of Options. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Options to Eligible Employees. These Options may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both. The Board may, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Nonqualified Stock Options to Eligible Directors and Consultants. Notwithstanding the foregoing, Nonqualified Stock Options may be granted only to Eligible Employees, Eligible Directors and Consultants performing services for the Company or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with the Company and ending with the corporation or other entity for which the Eligible Employee, Eligible Director or Consultant performs services. For purposes of this Section 5.1, the term “controlling interest” means (a) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation; (b) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (c) in the case of a sole proprietorship, ownership of the sole proprietorship; or (d) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation Section 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate. Each grant of an Option shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 5.2.

5.2 Conditions of Options. Each Option so granted shall be subject to the following conditions:

(a) Exercise Price. As limited by Section 5.2(e) below, each Option shall state the exercise price which shall be set by the Board at the Date of Grant; provided, however, no Option shall be granted at an exercise price which is less than the Fair Market Value of the Common Stock on the Date of Grant unless the Option is granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Eligible Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company which complies with Treasury Regulation Section 1.409A-1(b)(5)(v)(D).

(b) Form of Payment. The exercise price of an Option may be paid (i) in cash or by check, bank draft or money order payable to the order of the Company; (ii) subject to prior approval by the Board in its discretion, by delivering previously acquired shares of Common Stock having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price, but only to the extent such exercise of an Option would not result in an adverse accounting charge to the Company for financial accounting purposes with respect to the shares used to pay the exercise price unless otherwise determined by the Board; (iii) subject to prior approval by the Board in its discretion, by withholding shares of Common Stock which otherwise would be acquired on exercise having an aggregate Fair Market Value on the date of payment equal to the amount of the exercise price; or (iv) subject to prior approval by the Board in its discretion, by a combination of the foregoing. In addition to the foregoing, the Board may permit an Option granted under this Plan to be exercised by a broker-dealer acting on behalf of a Participant through procedures approved by the Board. Such procedures may include a broker either (x) selling all of the shares of Common Stock received when an Option is exercised and paying the Participant the proceeds of the sale (minus the exercise price, withholding taxes and any fees due to the broker) or (y) selling enough of the shares of Common Stock received upon exercise of the Option to cover the exercise price, withholding taxes and any fees due to the broker and delivering to the Participant (either directly or through the Company) a stock certificate for the remaining shares of Common Stock.

(c) Exercise of Options.

(i) Options granted under this Plan shall be exercisable, in whole or in such installments and at such times, and shall expire at such time, as shall be provided by the Board in the Award Agreement. Exercise of an Option shall be by written notice to the Secretary of the Company (or such other officer as may be designated by the Board) at least two business days in advance of such exercise (or such lesser period of time as the Board may require) stating the election to exercise in the form and manner determined by the Board. Every share of Common Stock acquired through the exercise of an Option shall be deemed to be fully paid at the time of exercise and payment of the exercise price.

(ii) Unless otherwise provided in an Award Agreement or determined by the Board, the following provisions will apply to the exercisability of Options following the termination of a Participant’s employment or service with the Company, a Subsidiary or an Affiliated Entity:

(A) If an Eligible Employee’s employment with the Company, a Subsidiary or an Affiliated Entity terminates as a result of death or Disability, the Eligible Employee (or personal representative in the case of death) shall be entitled to purchase all or any part of the shares subject to any (i) vested Incentive Stock Option for a period of up to one year and (ii) vested Nonqualified Stock Option during the remaining term of the Option. If an Eligible Employee’s employment terminates for any other reason, the Eligible Employee shall be entitled to purchase all or any part of the shares subject to any vested Option for a period of up to three months from such date of termination. In no event shall any Option be exercisable past the term of the Option. The unvested portion of any Option shall be forfeited immediately upon termination; provided, however, that the Board may, in its sole discretion, accelerate the vesting of unvested Options in the event of termination of employment of any Participant.

(B) In the event a Consultant ceases to provide services to the Company, a Subsidiary or an Affiliated Entity, or an Eligible Director ceases to serve as a director of the Company, the unvested portion of any Option shall be forfeited unless otherwise accelerated pursuant to the terms of the Consultant’s or Eligible Director’s Award Agreement or by the Board. Unless otherwise provided in the applicable Award Agreement, the Consultant or Eligible Director shall have a period of three years following the date he or she ceases to provide consulting services or ceases to be a director, as applicable, to exercise any Nonqualified Stock Options which are otherwise exercisable on his or her date of termination of service. In no event shall any Option be exercisable past the term of the Option.

(d) Other Terms and Conditions. Among other conditions that may be imposed by the Board, if deemed appropriate, are those relating to (i) the period or periods and the conditions of exercisability of any Option; (ii) the minimum periods during which Participants must be employed by or in service to the Company, its Subsidiaries, or an Affiliated Entity, or must hold Options before they may be exercised; (iii) the minimum periods during which shares acquired upon exercise must be held before sale or transfer shall be permitted; (iv) conditions under which such Options or shares may be subject to forfeiture; (v) the frequency of exercise or the minimum or maximum number of shares that may be acquired at any one time; (vi) the achievement by the Company of specified performance criteria; and (vii) non-compete and protection of business matters.

(e) Special Restrictions Relating to Incentive Stock Options. The terms of any Incentive Stock Options granted under this Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in this Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options (including any SARs issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under this Plan be exercised, so as to disqualify either this Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(i) Options issued in the form of Incentive Stock Options shall only be granted to Eligible Employees of the Company or a Subsidiary, and not to Eligible Employees of an Affiliated Entity unless such entity shall be considered as a “disregarded entity” under the Code and shall not be distinguished for federal tax purposes from the Company or the applicable Subsidiary.

(ii) Options issued in the form of Incentive Stock Options shall be granted within ten years of the earlier of the date the Plan is adopted or approved by the stockholders and shall not be exercisable for more than ten years after the Date of Grant.

(iii) No Incentive Stock Option shall be granted to an Eligible Employee who owns or who would own immediately before the grant of such Incentive Stock Option more than 10% of the combined voting power of the Company or its Subsidiaries or a “parent corporation”, unless (A) at the time such Incentive Stock Option is granted the exercise price is at least 110% of the Fair Market Value of a share of Common Stock on the Date of Grant and (B) such Option by its terms is not exercisable after the expiration of five years from the Date of Grant. For purposes of this Section 5.2(e), “parent corporation” means a “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(iv) To the extent that the aggregate Fair Market Value (determined at the time an Incentive Stock Option is granted) of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Subsidiaries and parent corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options. The Board shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of a Participant’s Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination is made.

(v) Each Participant awarded an Incentive Stock Option shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Date of Grant of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

(vi) Except in the case of death, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Date of Grant and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of the Company or a parent corporation of the Company or a Subsidiary (or a corporation or a parent corporation or subsidiary corporation of such corporation issuing or assuming an Option in a transaction to which Section 424(a) of the Code applies).

(vii) An Incentive stock option shall not be transferable (other than by will or the laws of dissent and distribution) by the Eligible Employee to whom the option was granted, and during the Eligible Employee’s lifetime is exercisable only by such Eligible Employee.

(viii) In the event that an Option designated as Incentive Stock Options fails to meet or continue to meet the requirements of Section 422 of the Code, such Option shall be re-designated as a Nonqualified Stock Option.

(f) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to Options will be used for general corporate purposes.

(g) Stockholder Rights. No Participant shall have a right as a stockholder with respect to any share of Common Stock subject to an Option prior to purchase of such shares of Common Stock by exercise of the Option.

ARTICLE VI
RESTRICTED STOCK AWARDS

6.1 Grant of Restricted Stock Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of this Plan as the Board shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Board deems appropriate, including without limitation, a book-entry registration or issuance of a stock certificate or certificates.

6.2 Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(a) Restriction Period. Restricted Stock Awards shall be subject to such time- and/or performance-based restrictions as the Board shall determine and set forth in the applicable Award Agreement. Restricted Stock Awards granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Awards granted to Consultants or Eligible Directors may require the holder to provide continued services to the Company for a period of time. In addition to or in lieu of any time vesting conditions determined by the Board vesting and/or the grant of Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria as may from time to time be established by the Board. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Board shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof.

(b) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period or prior to the fulfillment of any other specified vesting conditions. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing shares of Common Stock covered by a Restricted Stock Award to give appropriate notice of such restrictions.

(c) Rights as Stockholders. Unless otherwise provided in the Award Agreement, during any Restriction Period (and prior to the fulfillment of any other specified vesting conditions), the Participant shall have all of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same risk of forfeiture and same restrictions on transferability as the shares of Common Stock covered by the Restricted Stock Award with respect to which they were paid.

ARTICLE VII
RESTRICTED STOCK UNITS

7.1 Grant of Restricted Stock Units. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Restricted Stock Units to Eligible Employees, Consultants or Eligible Directors. Restricted Stock Units shall be awarded in such number and at such times during the term of this Plan as the Board shall determine. Each Award of Restricted Stock Units shall be subject to an Award Agreement setting forth the terms of such Award of Restricted Stock Units. A Participant shall not be required to make any payment for Restricted Stock Units.

7.2 Conditions of Restricted Stock Units. The grant of Restricted Stock Units shall be subject to the following:

(a) Restriction Period. Restricted Stock Units shall be subject to such time- and/or performance-based restrictions as the Board shall determine and set forth in the applicable Award Agreement. Restricted Stock Units granted to an Eligible Employee may require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliated Entity for a prescribed period. Restricted Stock Units granted to Consultants or Eligible Directors may require the holder to provide continued services to the Company for a period of time. In addition to or in lieu of any time vesting conditions determined by the Board vesting and/or the grant of Restricted Stock Units may be subject to the achievement by the Company of specified performance criteria as may from time to time be established by the Board. Upon the fulfillment of any specified vesting conditions, the Restriction Period shall expire, and the restrictions imposed by the Board shall lapse with respect to the Restricted Stock Units.

(b) Lapse of Restrictions. The Participant shall be entitled to receive one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement upon settlement of a Restricted Stock Unit for which the restrictions have lapsed.

(c) Cash Dividend Rights and Dividend Unit Rights. The Board may, in its sole discretion, grant a tandem Cash Dividend Right or Dividend Unit Right grant with respect to Restricted Stock Units. A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of the related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Board), or be subject to such other provisions or restrictions as determined by the Board in its sole discretion. A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Board in its sole discretion.

ARTICLE VIII
STOCK APPRECIATION RIGHTS

8.1 Grant of SARs. The Board may from time to time, in its sole discretion, subject to the provisions of this Plan and subject to other terms and conditions as the Board may determine, grant a SAR to any Eligible Employee, Consultant or Eligible Director. SARs may be granted in tandem with an Option, in which event, the Participant has the right to elect to exercise either the SAR or the Option. Upon the Participant’s election to exercise one of these Awards, the other tandem Award is automatically terminated. SARs may also be granted as an independent Award separate from an Option. Each grant of a SAR shall be evidenced by an Award Agreement executed by the Company and the Participant and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of this Plan. The exercise price of the SAR shall not be less than the Fair Market Value of a share of Common Stock on the Date of Grant of the SAR.

8.2 Exercise and Payment. SARs granted under this Plan shall be exercisable in whole or in installments and at such times as shall be provided by the Board in the Award Agreement. Exercise of a SAR shall be by written notice to the Secretary of the Company at least two business days in advance of such exercise (or such lesser period of time as the Board may require). The amount payable with respect to each SAR shall be equal in value to the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR. Payment of amounts attributable to a SAR shall be made in cash or in shares of Common Stock, as provided by the terms of the applicable Award Agreement.

8.3 Restrictions. In the event a SAR is granted in tandem with an Incentive Stock Option, the Board shall use commercially reasonable efforts to subject the SAR to restrictions necessary to ensure satisfaction of the requirements under Section 422 of the Code. In the case of a SAR granted in tandem with an Incentive Stock Option to an Eligible Employee who owns more than 10% of the combined voting power of the Company or its Subsidiaries or a “parent corporation” (as defined in Section 424(e) of the Code) on the date of such grant, the amount payable with respect to each SAR shall be equal in value to the applicable percentage of the excess, if any, of the Fair Market Value of a share of Common Stock on the exercise date over the exercise price of the SAR, which exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the SAR is granted.

ARTICLE IX
PERFORMANCE UNITS

9.1 Grant of Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Performance Units to Eligible Employees, Consultants and Eligible Directors. Each Award of Performance Units shall be evidenced by an Award Agreement executed by the Company and the Participant, and shall contain such terms and conditions and be in such form as the Board may from time to time approve, subject to the requirements of Section 9.2.

9.2 Conditions of Awards. Each Award of Performance Units shall be subject to the following conditions:

(a) Establishment of Award Terms. Each Award shall state the target, maximum and minimum value of each Performance Unit payable upon the achievement of performance goals.

(b) Achievement of Performance Goals. The Board shall establish performance targets for each Award based upon such operational, financial or performance criteria determined by the Board. The Board shall also establish such other terms and conditions as it deems appropriate to such Award. The Award may be paid out in cash or Common Stock as determined in the sole discretion of the Board.

ARTICLE X
PERFORMANCE BONUS

10.1 Grant of Performance Bonus. The Board may from time to time, subject to the provisions of this Plan and such other terms and conditions as the Board may determine, grant a Performance Bonus to certain Eligible Employees selected for participation. The Board will determine the amount that may be earned as a Performance Bonus upon the achievement of one or more performance targets established by the Board. The Board shall select the applicable performance target(s) for each period in which a Performance Bonus is awarded. The performance target(s) shall be based upon such operational, financial or performance criteria determined by the Board.

10.2 Payment of Performance Bonus. In order for any Participant to be entitled to payment of a Performance Bonus, the applicable performance target(s) established by the Board must first be obtained or exceeded. Payment of a Performance Bonus may be made in cash or shares of Common Stock, as provided by the terms of the applicable Award Agreement.

ARTICLE XI
STOCK AWARDS AND OTHER INCENTIVE AWARDS

11.1 Grant of Stock Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Stock Awards of shares of Common Stock not subject to vesting or forfeiture restrictions to Eligible Employees, Consultants or Eligible Directors. Stock Awards shall be awarded with respect to such number of shares of Common Stock and at such times during the term of this Plan as the Board shall determine. Each Stock Award shall be subject to an Award Agreement setting forth the terms of such Stock Award. The Board may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Common Stock covered by a Stock Award.

11.2 Grant of Other Incentive Awards. The Board may, from time to time, subject to the provisions of this Plan and such other terms and conditions as it may determine, grant Other Incentive Awards to Eligible Employees, Consultants or Eligible Directors. Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Board, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of this Plan. Such Awards may include, but are not limited to, Common Stock awarded as a bonus, dividend equivalents, convertible or exchangeable debt securities, other rights convertible or exchangeable into Common Stock, purchase rights for Common Stock, Awards with value and payment contingent upon the Company’s performance or any other factors designated by the Board, and awards valued by reference to the book value of Common Stock or the value of securities of or the performance of specified subsidiaries. Long-term cash Awards also may be made under this Plan. Cash Awards also may be granted as an element of or a supplement to any Awards permitted under this Plan. Awards may also be granted in lieu of obligations to pay cash or deliver other property under this Plan or under other plans or compensation arrangements, subject to any applicable provision under Section 16 of the Exchange Act. Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award. Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Board, subject to the terms of this Plan.

ARTICLE XII
STOCK ADJUSTMENTS

12.1 Recapitalizations and Reorganizations. In the event that the shares of Common Stock, as constituted on the Effective Date, shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation (whether by reason of merger, consolidation, recapitalization, reclassification, stock split, spin-off, combination of shares or otherwise), or if the number of such shares of Common Stock shall be increased through the payment of a stock dividend, or a dividend on the shares of Common Stock, or if rights or warrants to purchase securities of the Company shall be issued to holders of all outstanding Common Stock, then the maximum number and kind of shares of Common Stock available for issuance under this Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any calendar year under this Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards will be appropriately adjusted by the Board to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards. Notwithstanding the provisions of this Section 12.1, (i) the number and kind of shares of Common Stock available for issuance as Incentive Stock Options under this Plan shall be adjusted only in accordance with the applicable provisions of Sections 422 and 424 of the Code and the regulations thereunder, and (ii) outstanding Awards and Award Agreements shall be adjusted in accordance with (A) Sections 422 and 424 of the Code and the regulations thereunder with respect to Incentive Stock Options and (B) Section 409A of the Code with respect to Nonqualified Stock Options, SARs and, to the extent applicable, other Awards. In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock, or any stock or other securities into which the Common Stock shall have been changed or for which it shall have been exchanged, then if the Board shall, in its sole discretion, determine that such change equitably requires an adjustment in the shares available under and subject to this Plan, or in any Award, theretofore granted, such adjustments shall be made in accordance with such determination. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

12.2 Adjustments Upon Change of Control Event. Upon the occurrence of a Change of Control Event, the Board, in its sole discretion, without the consent of any Participant or holder of the Award, and on such terms and conditions as it deems appropriate, may take any one or more of the following actions in connection with such Change of Control Event:

(a) provide for either (i) the termination of any Award in exchange for an amount of cash, if any, equal to the amount that would have been attained upon the realization of the Participant’s rights (and, for the avoidance of doubt, if as of the date of the occurrence of such transaction or event, the Board determines in good faith that no amount would have been attained upon the realization of the Participant’s rights, then such Award may be terminated by the Board without payment) or (ii) the replacement of such Award with other rights or property selected by the Board in its sole discretion;

(b) provide that such Award be assumed by a successor or survivor entity, or a parent or subsidiary thereof, or be exchanged for similar rights or awards covering the equity of the successor or survivor, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of equity interests and prices;

(c) make adjustments in the number and type of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Awards or in the terms and conditions of, and the vesting criteria included in, outstanding Awards, or both;

(d) accelerate any vesting schedule to which an Award is subject;

(e) provide that such Award shall be payable, notwithstanding anything to the contrary in this Plan or the applicable Award Agreement; and/or

(f) provide that the Award cannot become payable after such event, i.e., shall terminate upon such event.

Notwithstanding the foregoing, any such action contemplated under this Section 12.2 shall be effective only to the extent that such action will not cause any Award that is designed to satisfy Section 409A of the Code to fail to satisfy such section.

ARTICLE XIII
GENERAL

13.1 Effective Date; Amendment or Termination of this Plan. This Plan was originally approved by the Board and shall become effective upon approval by the stockholders of the Company at a meeting duly called thereafter. The Board, in its sole discretion, may alter, suspend or terminate this Plan, or any part thereof, at any time and for any reason; provided, however, that if an amendment to this Plan (i) would materially increase the aggregate number of shares of Common Stock available under this Plan (except by operation of Article XII), (ii) would materially modify the requirements as to eligibility for participation in this Plan, (iii) would materially increase the benefits to Participants provided by this Plan, (iv) would modify the provisions of Section 4.1(g), or (v) must otherwise be approved by the stockholders of the Company in order to comply with applicable law or the rules of the New York Stock Exchange or, if the Common Stock is not traded on the New York Stock Exchange, the principal national securities exchange upon which the Common Stock is traded or quoted, then such amendment will be subject to stockholder approval and will not be effective unless and until such approval has been obtained, subject to any other requirement of stockholder approval required by applicable law, rule or regulation, including, without limitation, Section 422 of the Code and the rules of the applicable securities exchange. Unless terminated earlier by the Board pursuant to this Section 13.1, the authority to grant new Awards under this Plan will terminate on the tenth anniversary of the Effective Date, with this Plan otherwise to remain in effect until such time as no shares of Common Stock remain available for delivery under this Plan and the Company has no further rights or obligations under this Plan with respect to outstanding Awards.

13.2 Transferability.

(a) Except as provided in Section 13.2(b) hereof or as otherwise determined by the Board, Awards under this Plan shall not be assignable or transferable by the Participant, and shall not be subject in any manner to assignment, alienation, pledge, encumbrance or charge. Notwithstanding the foregoing, in the event of the death of a Participant, except as otherwise provided by the Board in an Award Agreement, an outstanding Award may be exercised by or shall become payable to the Participant’s legatee or legatees of such Award designated under the Participant’s last will or by such Participant’s executors, personal representatives or distributees of such Award in accordance with the Participant’s will or the laws of descent and distribution. The Board may provide in the terms of an Award Agreement or in any other manner prescribed by the Board that the Participant shall have the right to designate a beneficiary or beneficiaries who shall be entitled to any rights, payments or other benefits specified under an Award following the Participant’s death.

(b) The Board may, in its discretion, authorize all or a portion of the Nonqualified Stock Options granted under this Plan to be on terms which permit transfer by the Participant to (i) the ex-spouse of the Participant pursuant to the terms of a domestic relations order, (ii) the spouse, children or grandchildren of the Participant (“Immediate Family Members”), (iii) a trust or trusts for the exclusive benefit of such Immediate Family Members, or (iv) a partnership or limited liability company in which such Immediate Family Members are the only partners or members. In addition there may be no consideration for any such transfer. The Award Agreement pursuant to which such Nonqualified Stock Options are granted must expressly provide for transferability in a manner consistent with this Section 13.2 for such transferability to be applicable. Subsequent transfers of transferred Nonqualified Stock Options shall be prohibited except as set forth below in this Section 13.2(b). Following transfer, any such Nonqualified Stock Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Section 5.2(c)(ii) or similar provisions of an Award Agreement the term “Participant” shall be deemed to refer to the transferee. The events of termination of employment of Section 5.2(c)(ii) or similar provisions of an Award Agreement shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 5.2(c)(ii). No transfer pursuant to this Section 13.2(b) shall be effective to bind the Company unless the Company shall have been furnished with written notice of such transfer together with such other documents regarding the transfer as the Board shall request. With the exception of a transfer in compliance with the foregoing provisions of this Section 13.2(b), all other types of Awards authorized under this Plan shall be transferable only by will or the laws of descent and distribution; however, no such transfer shall be effective to bind the Company unless the Board has been furnished with written notice of such transfer and an authenticated copy of the will and/or such other evidence as the Board may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.

13.3 Withholding Taxes. Unless otherwise paid by the Participant, the Company, its Subsidiaries or any of its Affiliated Entities shall be entitled to deduct from any payment under this Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to it such tax prior to and as a condition of the making of such payment, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards. In accordance with any applicable administrative guidelines it establishes, the Board may allow a Participant to pay the amount of taxes required by law to be withheld from an Award by (i) directing the Company to withhold from any payment of the Award a number of shares of Common Stock having a Fair Market Value on the date of payment up to the maximum amount of the required withholding taxes or (ii) delivering to the Company previously owned shares of Common Stock having a Fair Market Value on the date of payment up to the maximum amount of the required withholding taxes. However, any payment made by the Participant pursuant to either of the foregoing clauses (i) or (ii) shall not be permitted if it would result in an adverse accounting charge with respect to such shares used to pay such taxes unless otherwise approved by the Board.

13.4 [Reserved.]

13.5 Amendments to Awards. Subject to the limitations of Article IV and the other terms and conditions of this Plan, such as the prohibition on repricing of Options, the Board may at any time unilaterally amend the terms of any Award Agreement, whether or not currently exercisable or vested, to the extent it deems appropriate. However, amendments which are adverse to the Participant shall require the Participant’s consent.

13.6 Regulatory Approval and Listings. In the sole discretion of the Board, the Company may file with the Securities and Exchange Commission and keep continuously effective, a Registration Statement on Form S-8 with respect to shares of Common Stock subject to Awards hereunder. Notwithstanding anything contained in this Plan to the contrary, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to the obtaining of any approval from, or satisfaction of any waiting period or other condition imposed by, any governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable. In addition, and notwithstanding anything contained in this Plan to the contrary, at such time as the Company is subject to the reporting requirements of Section 12 of the Exchange Act, the Company shall have no obligation to issue shares of Common Stock under this Plan prior to:

(a) the admission of such shares to listing on the stock exchange on which the Common Stock may be listed; and

(b) the completion of any registration or other qualification of such shares under any state or federal law or ruling of any governmental body which the Board shall, in its sole discretion, determine to be necessary or advisable.

13.7 Right to Continued Employment or Other Service. Participation in this Plan shall not give any Eligible Employee, Consultant or Eligible Director any right to remain in the employ or other service of the Company, any Subsidiary, or any Affiliated Entity. The Company or, in the case of employment or other service with a Subsidiary or an Affiliated Entity, the Subsidiary or Affiliated Entity reserves the right to terminate any Eligible Employee, Consultant or Eligible Director at any time. Further, the adoption of this Plan shall not be deemed to give any Eligible Employee, Consultant, Eligible Director or any other individual any right to be selected as a Participant or to be granted an Award.

13.8 Reliance on Reports. Each member of the Board shall be fully justified in relying or acting in good faith upon any report made by the independent public accountants of the Company and its Subsidiaries and upon any other information furnished in connection with this Plan by any person or persons other than himself or herself. In no event shall any person who is or shall have been a member of the Board be liable for any determination made or other action taken or any omission to act in reliance upon any such report or information or for any action taken, including the furnishing of information, or failure to act, if in good faith.

13.9 Construction. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in this Plan are for the convenience of reference only, and in the event of any conflict, the text of this Plan, rather than such titles or headings, shall control.

13.10 Governing Law. This Plan shall be governed by and construed in accordance with the laws of the State of Delaware except as superseded by applicable federal law.

13.11 Other Laws. The Board may refuse to issue or transfer any shares of Common Stock or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. In addition, by accepting or exercising any Award granted under this Plan (or any predecessor plan), the Participant agrees to abide and be bound by any policies adopted by the Company pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or exchange listing standards promulgated thereunder calling for the repayment and/or forfeiture of any Award or payment resulting from an accounting restatement. Such repayment and/or forfeiture provisions shall apply whether or not the Participant is employed by or affiliated with the Company.

13.12 No Trust or Fund Created. Neither this Plan nor an Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that a Participant acquires the right to receive payments from the Company pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company.

13.13 Section 409A of the Code.

(a) To the extent applicable, it is intended that this Plan and all Awards hereunder comply with, or be exempt from, the requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, and that this Plan and all Award Agreements shall be interpreted and applied by the Board in a manner consistent therewith. In the event that any (i) provision of this Plan or an Award Agreement, (ii) Award, payment, transaction or (iii) other action or arrangement contemplated by the provisions of this Plan is determined by the Board to not comply with the applicable requirements of Section 409A of the Code and the Treasury Regulations and other guidance issued thereunder, the Board shall have the authority to take such actions and to make such changes to this Plan or an Award Agreement as the Board deems necessary to comply with such requirements without the consent of the Participant.

(b) No payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under this Plan or an Award Agreement upon a termination of employment or other service will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code.

(c) Notwithstanding the foregoing or anything elsewhere in this Plan or an Award Agreement to the contrary, if a Participant is a “specified employee” as defined in Section 409A of the Code at the time of termination of service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months plus one day following the date of the Participant’s termination or, if earlier, the Participant’s death (or such other period as required to comply with Section 409A).

(d) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of Section 409A of the Code, and in no event whatsoever shall the Company be liable for, or indemnify or hold harmless the Participant for, any additional tax, interest or penalties that may be imposed on a Participant by Section 409A of the Code or any damages for failing to comply with Section 409A of the Code.

Your vote matters – here’s how to vote!

You may vote online or by phone instead of mailing this card.

Votes submitted electronically must be received by 1:00 am, Central Time, on June 11, 2019.

Online Go to www.investorvote.com/MDH or scan the QR code — login details are located in the shaded bar below.

Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/MDH

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

2019 Annual Meeting Proxy Card — Voting Common Stock
IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 4 and 5.
2.	Election of Voting Common Directors:
		For	Withhold		For	Withhold		For	Withhold
	01 - John Hompe	☐	☐	02 - Firman Leung	☐	☐	03 - Jack Theeler	☐	☐

Instruction 1: Holders of the Company’s voting common stock are entitled to vote for nominees 01, 02 and 03 above by cumulating their votes and casting them as described in Instruction 2.

Instruction 2: Unless otherwise specified below, this proxy authorizes the proxies named on the reverse side to cumulate all votes that the undersigned holder of the Company’s voting common stock is entitled to cast at the Annual Meeting for nominees 01, 02 and 03, and to allocate such votes among, one or more of the three nominees as the proxies shall determine, in their sole and absolute discretion. To specify a different method of cumulative voting, write “Cumulative For” and the number of shares and the name(s) of the nominee(s) on this line:

3.	Election of Additional Director:
		For	Withhold
	01 - Dana Stapleton	☐	☐
		For	Against	Abstain			For	Against	Abstain
4.	To Consider The Adoption of Midwest Holding Inc. 2019 Long-Term Incentive Plan	☐	☐	☐	5.	Advisory Vote on Paid Compensation of Midwest Named Elected Officers	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.
Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.
Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

1 U P X

                   03248D

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/MDH

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/MDH

IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Midwest Holding Inc.

Notice of 2019 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — June 11, 2019

Mark Oliver and Todd Boeve, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Midwest Holding Inc. to be held on June 11, 2019 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted in accordance with the directions of the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Director nominees stated herein and FOR items 4 and 5.

Please note that the proposal numbers stated on the reverse side correspond to the proposal numbers used in the proxy statement. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items
Change of Address — Please print new address below.	Comments — Please print your comments below.

FORM OF PROXY
SERIES C CONVERTIBLE PREFERRED STOCK

MIDWEST HOLDING INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF SHAREHOLDERS – JUNE 11, 2019 AT 10:00 AM CDT

The undersigned hereby appoints Mark Oliver and Todd Boeve, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series C Preferred Stock of Midwest Holding, Inc. (“Midwest”) that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 11, 2019, at 10:00 a.m., Central Daylight Time, at The Hilton Garden Inn, 801 R. Street, Lincoln, Nebraska 68508, and any adjournment or postponement thereof. A majority of the proxies or substitutes present at the meeting may exercise all power granted hereby.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Your vote is very important. Thank you for voting.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

ANNUAL MEETING OF SHAREHOLDERS OF
MIDWEST HOLDING, INC.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The Board of Directors recommends a vote FOR all of the listed nominees and FOR Proposals 4 and 5.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

Proposal 1		FOR ALL	AGAINST ALL	FOR ALL EXCEPT
	Election of Five Class C Director Nominees:	☐	☐
	Scott Morrison			☐
	Mark Oliver			☐
	A. Michael Salem			☐
	Michael Minnich			☐
	Sachin Goel			☐

Proposal 3		FOR	AGAINST
Election of One Director Nominee
	Dana Stapleton	☐	☐

Proposal 4		FOR	AGAINST	ABSTAIN
	To Consider The Adoption of Midwest Holding, Inc. 2019 Long-Term Incentive Plan.	☐	☐	☐

Proposal 5		FOR	AGAINST	ABSTAIN
	Advisory Vote on Paid Compensation of Midwest Holding, Inc.’s Named Executive Officers.	☐	☐	☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 11, 2019: The Notice, Proxy Statement and Form 10-K are available at www.investorvote.com/MDH.
NOTE: In their discretion, Proxies are authorized to vote upon such other business that may properly come before the meeting or any adjournment or adjournments thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
________________________
________________________
________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in the partnership name by an authorized person.
Dated: ________________________, 2019

(Print Name of Shareholder and/or Joint Tenant)

(Signature of Shareholder)

(Second Signature if held jointly)